SunAmerica

THE RETIREMENT SPECIALIST

    Income Funds

     2001 SEMI ANNUAL REPORT

                                                               [LOGO] SUNAMERICA

  September 30, 2001 SEMIANNUAL REPORT

     SUNAMERICA INCOME FUNDS

     [GRAPHIC] SunAmerica U.S. Government Securities Fund (SGTAX)


     [GRAPHIC] SunAmerica GNMA Fund (GNMAX)


     [GRAPHIC] SunAmerica Diversified Income Fund (SDIAX)


     [GRAPHIC] SunAmerica High Income Fund (SHNAX)


     [GRAPHIC] SunAmerica Tax Exempt Insured Fund (STEAX)

                                                           [LOGO OF SUNAMERICA
                                                           MUTUAL FUNDS]

                     Table of Contents
--------------------------------------------------------------------------------

                INCOME MARKET REVIEW AND OUTLOOK............................   2

                INCOME FUNDS PORTFOLIO REVIEW...............................   5

                STATEMENT OF ASSETS AND LIABILITIES.........................  15

                STATEMENT OF OPERATIONS.....................................  17

                STATEMENT OF CHANGES IN NET ASSETS..........................  18

                FINANCIAL HIGHLIGHTS........................................  20

                PORTFOLIO OF INVESTMENTS....................................  23

                NOTES TO FINANCIAL STATEMENTS...............................  37

                                          [LOGO OF SUNAMERICA MUTUAL FUNDS]

     SunAmerica Income Funds Semiannual Report
-------------------------------------------------------------------------------

 From the SunAmerica Income Investment Team

 Michael Cheah
 Paul Kunz
 James T. McGrath
 John Risner
 Brian Tesseyman
 Brian Wiese

 Dear Shareholders:


   The semiannual reporting period for SunAmerica Income Funds, which ended September 30, 2001, witnessed one of the most grievous tragedies in our nation's history. The events of September 11th stunned the world, and although we are still assimilating the effects of that day, much recovery has already occurred.

   More importantly, from a long-term perspective, we believe the nation's economy and the financial markets will remain sound. As Fed Chairman Alan Greenspan noted in his September 20th testimony on the condition of the financial markets, ". . . as we struggle to make sense of our profound loss and its immediate consequences for the economy, we must not lose sight of our longer-run prospects, which have not been significantly diminished by these terrible events." Over the past couple of decades, the long-term health of the American economy has become increasingly resilient to isolated shocks.

   Due to sound underlying fundamentals and a number of stimulative economic factors, we believe the financial markets should experience improving dynamics as the impact of the acute forces affecting them diminishes. Already, this process appears to have begun. Based on considerable data derived from the manufacturing sector, it appears likely that the economy as whole will bottom in early 2002 and regain momentum in the ensuing months so that the economy will have improved by mid-2002. The stock market, a leading indicator, is foreshadowing that movement with gains that already have begun to occur.

 Market Review

   Prior to September 11th, despite an extremely difficult year, it appeared possible that the United States would skirt a recession. Strong, sustained consumer spending, accommodative Federal Reserve policy, U.S. government fiscal stimulus packages, fading energy shocks and central bank interest rate reductions in Great Britain and Europe, indicated that economic recovery appeared to be near.

--------------------------------------------------------------------------------

   From a perspective centered entirely on interest rates alone, remarkable changes, all intended to stimulate the economy, occurred within a very short time frame. During the past semiannual period, the Federal Reserve Open Market Committee reduced interest rates a total of five times. On April 14, 2001, the Federal Funds rate stood at 5.0%. By September 17, 2001, it had declined to 3.0%, shedding a total of 200 basis points. Recent rate reductions caused the yield curve to steepen from the end of June through the end of September. The 2-year Treasury note declined by 140 basis points, the 5-year note fell by 115, and the 10-year note declined by 82 basis points.

   Unfortunately, the events of September 11th dealt a blow to consumer confidence, and the prospects of a recession became more real. Even prior to the events of that day, however, as the Federal Reserve has noted, employment, production and business spending were weak. Corporations also experienced a deep profit recession this year, with earnings down 20% in the second calendar quarter, showing little improvement by September's end. As is now apparent, several factors have combined to create the current recessionary environment. The chief contributors are:

   . Consumer confidence, which dropped markedly over the past month, hitting a five year low.

   . Unemployment, which increased dramatically, rising close to a five year high.

   . Real GDP, which was almost flat, growing only 0.3% in the second calendar quarter of 2001 and is expected to fall 1% in the third calendar quarter followed by a decline of 2% in the fourth calendar quarter.

   . Uncertainty in the global environment, which has been predominantly weak even prior to September 11. Argentina and Japan, in particular, have significant economic problems.

   Clearly, over the semiannual reporting period for the SunAmerica Income Funds, the U.S. economy weakened dramatically. Recent events created a flight to quality, and within some sectors of the bond market, particularly government issues, values have increased. Other areas, such as the high yield market, came under more pressure when the condition of already strained credit markets was exacerbated by the events of September 11th. The economic shockwaves issuing from that day reverberated through several sectors, impacting airlines, lodging and gaming the hardest of all.

 Market Outlook

   From the perspective of the bond markets, outlook for the economic recovery hinges upon three potential factors: the U.S. personal savings rate, the strength of the U.S. Dollar and GDP, which we metaphorically refer to as the speed limit of the economy. Along these lines, we have been able to discern several factors that lead us to believe that economic recovery may occur within a more protracted time frame than we would have anticipated earlier in 2001. With respect to the chief factors, we are cognizant of the following:

--------------------------------------------------------------------------------


   Savings Rate. We see a pattern now of consumers rebuilding their savings, from zero to 4.1% of disposable personal income in August. We think this could signal a move back to the personal savings rate of 7% to 8%, which has been the United States' historical norm over recent decades. One foreseeable consequence of the rebuilding of personal savings would be less spending, which would prolong the economic slowdown.

   U.S. Dollar. The dollar has grown strong over recent months, which has been positive with respect to the fact that it has given the Federal Reserve (Fed) the flexibility it needs to reduce rates. A stronger dollar also tends to hurt U.S. exports, however, and this factor could contribute to a prolonged slowdown.

   Gross Domestic Product. As we approach real GDP of 3.5% to 4.0%, we believe that the Federal Reserve will begin raising interest rates again. Given our outlook of a prolonged economic slowdown, we believe it will be quite a while before we see any signs of this 3.5% to 4.0% economic growth rate. This means that we believe that the Federal Reserve is far away from any move to tighten rates near term.

   Currently, mortgage refinancing has proven to be one of the strongest areas of the economy. If the Fed were to allow interest rates to go up, it would choke off mortgage refinancing as a means of reliquifying the consumer and intensify the loss of consumer confidence. Given the state of the economy, the housing sector is in no position to take a sustained rise in mortgage rates. Such an increase would likely lead to another downturn in overall GDP, which, as earlier noted, during the second calendar quarter was at 0.3%, a very low level within the context of our nation's gross domestic product over the past five years.

   Throughout the past 6 months, the SunAmerica fixed income team has remained extremely disciplined in its adherence to its investment philosophy. The period was, as earlier noted, one of mixed blessings for this wide class of assets. Nonetheless, throughout that time frame, our investment philosophy, which is centered on purchasing the most suitable bonds of the most advantageous durations, served us well. We appreciate the confidence you place in us, and we will continue to strive to serve your best interests.

     SunAmerica U.S. Government Securities Fund
--------------------------------------------------------------------------------


       During the semiannual period, the Federal Reserve Open Market Committee reduced interest rates a total of five times (see Market Review, page 3).

       This drop in interest rates over the 6-month period ended September 30, 2001 benefited the SunAmerica U.S. Government Securities Fund in particular as the portfolio's cumulative return as of the end of the semiannual period was 4.93%. Over the same time period, the Fund's peer class, the Lipper U.S. Government Funds Category, returned 4.68%. This return ranked the Fund in the top 21% of its peer class, 34th out of 165 funds.*

 Portfolio Review

       We have been aggressive in overweighting bonds and maintaining a portfolio with a longer average duration than peer portfolios. This strategy worked well, enabling us to capture the interest rate moves that boosted portfolio performance significantly. The government bond market also benefited from a flight to quality, which drove demand and valuations up in this segment of the bond market. Other forces that have driven up valuations of bonds in the portfolio include slow economic growth, as evidenced by a decline in GDP; a strong dollar, that dampens exports; and an increase in the personal savings rate, which has tended to curb spending and may prolong the economic slowdown.

       As of September 30, 2001, the Fund was invested 26.1% in FNMAs, 23.6% in U.S. Treasury Notes, 16.9% in U.S. Government Agency issues, 14.9% in Federal Home Loan Mortgage Corp. bonds, 11.9% in GNMAs, 4.9% in U.S. Treasury bonds and 1.7% in cash and equivalents.

                      Average Annual Returns as of 9/30/01

                                            Return Since
                                             Inception
                                1 yr  5 yr    10/01/93
                               ------ ----- ------------
             A Shares
             At Net Asset
             Value............ 13.57% 7.02%    6.20%
             A Shares With
             Maximum Sales
             Charge...........  8.18% 5.98%    5.56%

                Past performance is no
                guarantee of future results.
                Index performance is
                hypothetical and is not
                indicative of any mutual fund
                investment.
     ------
    * According to Lipper Inc., SunAmerica U.S. Government Securities Fund (Class A) ranked 16 out of 156 General U.S. Government Funds for the 1 year ending 9/30/01. The Fund ranked 66 out of 119 General U.S. Government Funds for the 5 years ending 9/30/01. Ranking is based on total returns and does not take into account sales charges and fees.

     SunAmerica GNMA Fund
     (formerly SunAmerica Federal Securities Fund)
-------------------------------------------------------------------------------

       SunAmerica's GNMA Fund has continued to turn in a strong performance as interest rates have trended downward. For the semiannual period ended September 30, 2001, the Fund returned 5.71%. Comparatively, its peer group, the Lipper GNMA Funds Category, returned 4.83% for the same period. This return placed the Fund in the top 9% of its peer fund class, ranking 5th out of 61 funds for the period ending September 30, 2001.*

 Portfolio Review

       During the semiannual period, the Federal Reserve Open Market Committee reduced interest rates a total of five times. On April 14, 2001, the Federal Funds rate stood at 5.0%. By September 17, 2001, it had declined to 3.0%, shedding a total of 200 basis points. Recent rate reductions caused the yield curve to steepen from the end of June through the end of September. The 2-year Treasury note declined by 140 basis points, the 5-year note fell by 115, and the 10-year note declined by 82 basis points.

       As a result of the drop in Treasury yields, mortgage rates have fallen from 7.2% in June to 6.5% by the end of September. The Fund benefited substantially from this rate reduction because it held a large position in longer-than-average duration GNMAs. The portfolio was particularly strongly weighted in low coupon 6% GNMA bonds.

       This positioning proved to be judicious, in that it enabled the Fund to remain largely unaffected by the prepayment risk that accompanies GNMAs. At the same time, we benefited from the flight out of high coupons to low coupon GNMA 6% bonds. The increased demand for this particular bond issue helped our GNMA 6% holdings outperform other GNMAs.

     ------
    * According to Lipper Inc., SunAmerica GNMA Fund (Class A) ranked 2 out of 59 GNMA Funds for the 1 year ending 9/30/01. The Fund ranked 1 out of 39 GNMA Funds for the 5 years ending 9/30/01. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------

       Our overweighting in 6% GNMA securities represents our belief that mortgage rates will likely not rise. If they were to, it would choke off mortgage refinancing as a means of reliquifying the consumer and augment the loss of consumer confidence. Given the state of the economy, the housing sector is in no position to take a sustained rise in mortgage rates, without leading to another downturn in overall GDP.

                       Average Annual Returns as of 9/30/01

                                               Return
                                                Since
                                              Inception
                                  1 yr  5 yr  10/11/93
                                 ------ ----- ---------
                A Shares
                At Net Asset
                Value........... 13.87% 8.48%   7.31%
                A Shares With
                Maximum Sales
                Charge..........  8.47% 7.43%   6.66%

                     Past performance is no
                     guarantee of future results.
                     Index performance is
                     hypothetical and is not
                     indicative of any mutual fund
                     investment.

     SunAmerica Diversified Income Fund
--------------------------------------------------------------------------------

       The Fund captured strong gains in the U.S. Treasury market over the semiannual period, which were offset by losses in high yield bond investments. The telecommunications sector of the high yield bond market continued to bring down the market as a whole. In addition, unexpected weakness in lodging and gaming, which were yielding sound returns prior to September 11, experienced unexpected declines related to the temporary cessation of travel. As a result, the SunAmerica Diversified Income Fund Class A posted a -3.28% return for the semiannual period ended September 30, 2001. Its peer class, the Lipper Multi-Sector Income Funds category, returned -1.35% over the same time frame.* (Returns do not reflect the impact of sales charges.)

 Portfolio Review

       International Bonds. For the semiannual period, the portfolio remained underweighted in international bonds due to their high volatility. During the past six months, these bonds turned in a neutral performance relative to the portfolio's overall value.

       High Yield. Two trends drove results in this portion of the portfolio during the semiannual period. Weakness in telecommunications, which began in 2000, accelerated in 2001.

       High yield bond issues used to fund the infrastructure build-out in the telecommunications industry were substantially over-issued in the late 1990s, which caused telecommunications bond issues to slump.

       Second, the lodging and particularly gaming sectors, which were previously very strong, witnessed considerable shock after September 11th due to the subsequent acute declines in tourism and travel throughout the United States.
     ------
    * According to Lipper Inc., SunAmerica Diversified Income Fund (Class A) ranked 110 out of 121 Multi-Sector Income Funds for the 1 year ending 9/30/01. The Fund ranked 54 out of 72 Multi-Sector Income Funds for the 5 years ending 9/30/01. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------


       Earlier in the year, in both of these sectors, the Fund had purchased BB rated bonds to increase the overall quality of the portfolio. In the wake of recent events, we are seeing these bonds bounce back a little bit. We doubt, however, that they will trade at the levels that they did in August, 2001 until the economy as a whole rebounds.

       In general, the high yield market remains weak. The default rate had increased prior to September 11, and the events of that day will undoubtedly cause default rates to increase even further. Added to this, demand for high yield bonds has been weak to negative over the past six months, as money has flowed out of this market over the past six months. Historically, the behavior of high yield bonds has been most closely correlated to small-cap stocks in the Russell 2000 Index. When the stock market springs back and the economy revives, we anticipate a more vigorous high yield bond market as well.

       U.S. Treasuries. The portion of the portfolio invested in U.S. Treasuries during the semiannual period was weighted heavily in bonds with intermediate maturities. These bonds performed well relative to the long-term end of the Treasury bond sector. Intermediate maturities proved to be the best part of the yield curve during the semiannual period, and we participated strongly in it. We accomplished this by deploying a "bullet" strategy that called for investing heavily and directly in intermediate maturities. Other strategies that would have necessitated combining bonds of different maturities in an effort to accomplish gains for the portfolio likely would not have worked as well as the strategy we chose.

 Winners & Losers

       U.S. Treasuries 2005 and 2007 brought strong gains to the portfolio. High yield bonds that were able to hold their value amid difficult market conditions were also winners during this past semiannual reporting period. Echostar, Mediacom, Allied Waste, and Statia Terminals demonstrated this ability, whereas 360 Communications and NTL performed poorly over the semiannual period.

                       Average Annual Returns as of 9/30/01

                                              Return Since
                                               Inception
                                  1 yr  5 yr    10/05/93
                                 ------ ----- ------------
                A Shares
                At Net Asset
                Value........... -5.07% 2.55%    3.18%
                A Shares With
                Maximum Sales
                Charge.......... -9.58% 1.56%    2.55%

                     * Past performance is no
                     guarantee of future results.

     SunAmerica High Income Fund
------------------------------  -----------------------------------------------

       The six-month period ended September 30, 2001 encompassed two negative quarters back to back in the high yield bond market, an event which has not occurred since 1994. September 11, 2001 and the ensuing economic shock waves also strongly impacted the high yield market. As a result, the SunAmerica High Income Fund returned -9.80% for the six month period ended September 30, 2001.

 Portfolio Review

       Two trends in particular drove the results of the portfolio during the semiannual period. Weakness in telecommunications, which began in 2000, accelerated in 2001. High yield bond issues used to fund the infrastructure build-out in the telecommunications industry were substantially over-issued in the late 1990s. In total, they ultimately amounted to 20% of the entire high yield bond market, a disproportionately large percentage for only one of many industries issuing bonds in the high yield marketplace.

       Overcapacity caused service prices in the wireline industry to decline 90% versus the previously anticipated 40%. Currently, oversupply of these bonds, tied to excess capacity within that industry, has caused telecommunications bond issues to slump. The high yield bond market is currently about halfway through the process of restructuring all telecommunications high yield debt, but the process has not yet come to a close. Companies involved in this effort include Level 3 Communications and Global Crossing.

       Until September 11, the weakness in the high yield market was centered chiefly in the telecommunications sector. Apart from telecommunications, other sectors were trading very strongly. Lodging and particularly gaming had done very well. The gaming industry was generating considerable cash, which corporate management used to pay down debt and buy back stock. The absence of new resort building projects also augmented free cash flow, which buoyed bonds in this sector and increased their creditworthiness. Then, the events of September 11 occurred. On that day, and in the weeks thereafter, airlines were hardest hit. The SunAmerica High Income Fund owned no bonds in this sector. It did, however, own large positions in lodging and gaming, which were impacted severely due to acute declines in travel and tourism throughout the United States.

--------------------------------------------------------------------------------


       Earlier in the year, in both of these sectors, the Fund had purchased BB rated bonds to increase the overall bond ratings quality of the portfolio. Names such as Host Marriott, MGM Grand, Park Place and Mandalay Bay were among the additions to the portfolio. In the wake of recent events, we are seeing these bonds bounce back a little bit. We doubt, however, that they will trade at the levels that they did in August, 2001until the economy as a whole rebounds.

       In general, the high yield market remains weak. The default rate had increased prior to September 11, and the events of that day will undoubtedly cause default rates to increase even further. Added to this, demand for high yield bonds has been weak to negative over the past six months, as money has flowed out of this market. Historically, the behavior of high yield bonds has been most closely correlated to small-cap stocks in the Russell 2000 index. When the the stock market springs back and the economy revives, we anticipate a more vigorous high yield bond market as well.

 Winners & Losers

       Bonds that held their value against the backdrop in the high yield market over the semiannual reporting period were winners. Echostar, Mediacom, Allied Waste, P&L Coal and Statia Terminals shared in this ability amid unusually difficult market conditions. 360 Communications, Global Crossing, United GlobalCom, EvenFlo and NTL performed poorly over the semiannual period.

                       Average Annual Returns as of 9/30/01

                                                       Return
                                                        Since
                                                      Inception
                                  1 yr    5 yr  10 yr  9/19/86
                                 ------- ------ ----- ---------
                A Shares
                At Net Asset
                Value........... -14.95% -0.11% 5.46%   5.59%
                A Shares With
                Maximum Sales
                Charge.......... -18.99% -1.08% 4.94%   5.25%

                     Past performance is no
                     guarantee of future results.

     SunAmerica Tax Exempt Insured Fund
-------------------------------------------------------------------------------

       The municipal market enjoyed positive performance over the semiannual period, helped by proactive Federal Reserve rate cuts and individual investors re-allocating funds from equities to bonds. In addition, municipals remain a compelling value relative to other fixed income products. Ten-year AAA-rated municipal bond yields fell to 4.04% by the end of the semiannual period from 4.40% at the beginning of the year. During the third calendar quarter, the municipal AAA yield curve from 1 to 30 years steepened 29 basis points, and is near the steepest slope since 1993. New issue volume picked up most notably in the last three months of the period, mostly attributable to the refunding of older, higher interest cost debt as interest rates declined. Our outlook remains optimistic for the municipal market as the Federal Reserve continues to provide liquidity to the financial markets in the wake of the September 11 terrorists attacks and individual investors seek to shelter their portfolios from a volatile equity market through alternative asset classes.

       Over the semiannual period ended September 30, 2001 the SunAmerica Tax Exempt Insured Fund performed roughly in line with its peer class, the Lipper Insured Municipal Debt Funds category. The Fund returned 2.86% for the six-month period as opposed to an average peer return of 2.98%. The Fund remains a strong performer on a long-term basis, returning 31.49% for the 5 years ended 9/30/01 versus its Lipper peer group's 30.60% return for the same period.*

 Portfolio Review

       For the six-month period ending September 30, 2001, the Fund's duration was decreased gradually to slightly shorter than that of the benchmark as the Fed continued to move aggressively to cut rates. This was in anticipation of a fairly rapid economic recovery driven by the seemingly insatiable appetite of the consumer. During the period, the Fund repositioned itself by selling some lower coupon, New York revenue bonds and swapping into slightly more defensive, higher coupon Nevada state general obligation bonds. This raised the overall quality of the portfolio. Currently, 100% of the long-term bonds are Aa rated or higher. The Fund sold some short-maturity Texas hospital paper to use as dry powder in the event that supply was to increase as municipalities sought to take advantage of lower rates. The average duration of the Fund at September 30, 2001 was 7.48 years.

       The repercussions from the events of September 11th will, unfortunately, have a longer lasting impact upon the pace of any recovery than originally anticipated. In light of this, we expect to extend the
     ------
    * According to Lipper Inc., SunAmerica Tax Exempt Insured Fund (Class A) ranked 27 out of 46 Insured Municipal Debt Funds for the 1 year ending 9/30/01. The Fund ranked 18 out of 40 Insured Municipal Debt Funds for the 5 years ending 9/30/01. The Fund ranked 17 out of 17 Insured Municipal Debt Funds for the 10 years ending 9/30/01. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------

     portfolio's duration to maximize our total return opportunity in the weeks ahead. The growing municipal supply calendar should provide ample opportunity to buy bonds at relatively attractive rates. From an overall portfolio standpoint, the Fund continues to be weighted in those states which offer extra yield (i.e.,Texas and Illinois) versus states with more liquid issuance (ie., New York, New Jersey and California). The portfolio's light exposure to California has augured well for performance recently as a heavy wave of supply is expected from the state to fund its much-publicized power crisis. The SunAmerica Tax Exempt Insured Fund's holdings were diversified among 26 states at the end of the semiannual period.

 Winners & Losers

       The Fund's underperforming bonds during the period were those subject to short call dates such as Harris County TX Hospital and Alaska Housing. Issues that outperformed were Michigan Muni Bond zero coupons and Nevada general obligation bonds.

                       Average Annual Returns as of 9/30/01

                                                   Return
                                                    Since
                                                  Inception
                                1 yr  5 yr  10 yr 11/22/85
                                ----- ----- ----- ---------
               A Shares
               At Net Asset
               Value........... 9.64% 5.63% 5.60%   6.38%
               A Shares With
               Maximum Sales
               Charge.......... 4.43% 4.60% 5.09%   6.06%

                    *Past performance is no
                    guarantee of future results.

--------------------------------------------------------------------------------


 If you would like additional information:

    [_]Call FastFacts--Call our 24 hour automated account and fund information hotline at 800-654-4760.

    [_]Visit SunAmerica on the World Wide Web. Visit our site at www.sunamericafunds.com for more up-to-date information.

                      SunAmerica Mutual Funds
                      thanks you for your continued support.

    SunAmerica Income Funds
    STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2001 (unaudited)
-------------------------------------------------------------------------------

                          U.S. Government     GNMA      Diversified       High       Tax Exempt
                          Securities Fund     Fund      Income Fund   Income Fund   Insured Fund
                          --------------- ------------  ------------  ------------  ------------
ASSETS:
Investment securities,
 at value*#.............   $210,629,054   $228,781,405  $ 44,280,756  $110,930,436  $83,039,740
Short-term securities*..            --             --        395,000       592,500    3,700,000
Repurchase agreements
 (cost equals market)...     21,276,000     17,789,000     5,645,000     6,933,000          --
Cash....................            711             72           744        53,694       62,441
Foreign currency........            --             --          1,200         5,200          --
Receivable for shares of
 beneficial interest
 sold...................      2,005,463      2,819,840       151,546       547,117      181,253
Interest and dividends
 receivable.............      1,920,575      1,558,447     1,021,401     3,440,038    1,370,214
Receivable due from
 adviser................          1,278         32,828         1,450         1,888        2,720
Receivable for
 investments sold.......            --             --            --      1,113,676          --
Receivable for foreign
 currency contracts.....            --             --            --          5,191          --
Receivable for variation
 margin on futures
 contracts..............            --             --            --            --         1,875
Prepaid expenses........          1,257            467           681         1,456          554
                           ------------   ------------  ------------  ------------  -----------
 Total assets...........    235,834,338    250,982,059    51,497,778   123,624,196   88,358,797
                           ------------   ------------  ------------  ------------  -----------
LIABILITIES:
Payable for investments
 purchased..............            --      20,020,000           --            --           --
Payable for securities
 loaned.................     19,125,000     15,937,500           --            --           --
Payable for shares of
 beneficial interest
 redeemed...............      1,632,307        551,383       238,667       650,076      196,370
Dividends payable.......        298,465        271,875       137,491       474,060      114,545
Accrued expenses........        251,686        106,686        81,993       129,684      107,566
Investment advisory and
 management fees
 payable................        128,118         76,403        27,699        86,899       36,058
Distribution and service
 maintenance fees
 payable................         78,562        107,128        26,742        86,637       33,378
Payable for foreign
 currency contracts.....            --             --            --          5,200          --
                           ------------   ------------  ------------  ------------  -----------
 Total liabilities......     21,514,138     37,070,975       512,592     1,432,556      487,917
                           ------------   ------------  ------------  ------------  -----------
 Net assets.............   $214,320,200   $213,911,084  $ 50,985,186  $122,191,640  $87,870,880
                           ============   ============  ============  ============  ===========
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest, $.01 par
 value..................   $    234,831   $    186,102  $    163,284  $    285,956  $    67,009
Paid-in-capital.........    232,052,307    204,223,861   100,230,756   234,126,724   82,815,856
                           ------------   ------------  ------------  ------------  -----------
                            232,287,138    204,409,963   100,394,040   234,412,680   82,882,865
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income
 (loss).................       (324,967)      (202,458)      (16,477)       (8,341)      52,609
Accumulated net realized
 gain (loss) on
 investments, futures,
 options and foreign
 currency...............    (22,557,341)     5,096,157   (40,728,069)  (70,057,719)  (2,263,158)
Net unrealized
 appreciation
 (depreciation) on
 investments ...........      4,915,370      4,607,422    (8,664,314)  (42,154,998)   7,194,735
Net unrealized
 appreciation on futures
 contracts..............            --             --            --            --         3,829
Net unrealized
 appreciation on foreign
 currency, and other
 assets and liabilities.            --             --              6            18          --
                           ------------   ------------  ------------  ------------  -----------
 Net assets.............   $214,320,200   $213,911,084  $ 50,985,186  $122,191,640  $87,870,880
                           ============   ============  ============  ============  ===========
*Identified cost
 Investment securities..   $205,713,684   $224,173,983  $ 52,319,365  $152,146,876  $75,845,005
                           ============   ============  ============  ============  ===========
 Short-term securities..            --             --   $  1,020,705  $  1,531,058  $ 3,700,000
                           ============   ============  ============  ============  ===========
#Including securities on
 loan of................   $ 18,228,668   $ 15,161,719           --            --           --
                           ============   ============  ============  ============  ===========

See Notes to Financial Statements

    SunAmerica Income Funds
    STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2001 (unaudited) --
     (continued)
-------------------------------------------------------------------------------

                          U.S. Government     GNMA     Diversified    High      Tax Exempt
                          Securities Fund     Fund     Income Fund Income Fund Insured Fund
                          --------------- ------------ ----------- ----------- ------------
Class A (unlimited
 shares authorized):

Net assets..............   $175,452,281   $109,732,715 $28,837,213 $44,045,072 $72,478,672
Shares of beneficial
 interest issued and
 outstanding............     19,224,852      9,559,961   9,243,050  10,318,144   5,527,334
Net asset value and
 redemption price per
 share..................   $       9.13   $      11.48 $      3.12 $      4.27 $     13.11
Maximum sales charge
 (4.75% of offering
 price).................           0.46           0.57        0.16        0.21        0.65
                           ------------   ------------ ----------- ----------- -----------
Maximum offering price
 to public..............   $       9.59   $      12.05 $      3.28 $      4.48 $     13.76
                           ============   ============ =========== =========== ===========
Class B (unlimited
 shares authorized):

Net assets..............   $ 33,228,544   $ 72,357,094 $17,740,129 $61,124,431 $13,394,706
Shares of beneficial
 interest issued and
 outstanding............      3,640,552      6,287,639   5,676,282  14,304,160   1,021,167
Net asset value,
 offering and redemption
 price
 per share..............   $       9.13   $      11.51 $      3.13 $      4.27 $     13.12
                           ============   ============ =========== =========== ===========
Class II (unlimited
 shares authorized):
Net assets..............   $  5,639,375   $ 31,821,275 $ 4,407,844 $17,022,137 $ 1,997,502
Shares of beneficial
 interest issued and
 outstanding............        617,651      2,762,557   1,409,060   3,973,346     152,349
Net asset value and
 redemption price per
 share..................   $       9.13   $      11.52 $      3.13 $      4.28 $     13.11
Maximum sales charge
 (1.00% of offering
 price).................           0.09           0.12        0.03        0.04        0.13
                           ------------   ------------ ----------- ----------- -----------
Maximum offering price
 to public..............   $       9.22   $      11.64 $      3.16 $      4.32 $     13.24
                           ============   ============ =========== =========== ===========


See Notes to Financial Statements

    SunAmerica Income Funds
    STATEMENT OF OPERATIONS -- For the six months ended September 30, 2001 (unaudited)
-------------------------------------------------------------------------------

                            U.S. Government             Diversified      High       Tax Exempt
                            Securities Fund GNMA Fund   Income Fund  Income Fund   Insured Fund
                            --------------- ----------  -----------  ------------  ------------
INVESTMENT INCOME:
Income:
 Interest.................    $6,120,319    $4,373,242  $ 2,481,845  $  9,279,051   $2,365,186
 Dividends................           --            --       131,553       575,549          --
                              ----------    ----------  -----------  ------------   ----------
 Total Investment Income..     6,120,319     4,373,242    2,613,398     9,854,600    2,365,186
                              ----------    ----------  -----------  ------------   ----------
Expenses:
 Investment advisory and
  management fees.........       751,592       378,866      166,984       541,235      217,556
 Distribution and service
  maintenance fees--Class
  A.......................       294,785       153,392       52,817        97,886      126,032
 Distribution and service
  maintenance fees--Class
  B.......................       142,968       252,792       85,284       345,379       68,454
 Distribution and service
  maintenance fees--Class
  II......................        17,488       109,088       20,708        96,593        6,564
 Transfer agent fees and
  expenses--Class A.......       215,960       103,502       40,987        70,781       82,821
 Transfer agent fees and
  expenses--Class B.......        38,666        59,971       22,474        84,018       16,656
 Transfer agent fees and
  expenses--Class II......         5,042        26,501        5,637        23,824        2,465
 Custodian fees and
  expenses................        54,469        43,049       35,226        37,549       36,583
 Printing expense.........        23,790         8,080        5,955        16,320        7,020
 Audit and tax consulting
  fees....................        20,895        20,125       20,590        21,505       19,980
 Trustees' fees and
  expenses................         4,221         1,907        1,077         3,905        2,014
 Legal fees and expenses..           --            --           --          2,895          --
 Registration fees--Class
  A.......................        19,828        19,504       11,585         9,229       14,443
 Registration fees--Class
  B.......................         5,667        12,308        5,162         9,728        8,685
 Registration fees--Class
  II......................         3,862         8,428        5,205         6,737        8,902
 Insurance expense........           527           171          146           370          225
 Interest expense.........         4,608         2,558          --          9,962           69
 Miscellaneous expenses...           974           891          986           696          910
                              ----------    ----------  -----------  ------------   ----------
 Total expenses before
  reimbursements and
  custody credits.........     1,605,342     1,201,133      480,823     1,378,612      619,379
 Expenses reimbursed by
  investment adviser......        (3,479)     (169,156)      (5,551)       (9,038)      (9,379)
 Custody credits earned
  on cash balances........        (7,499)       (4,614)      (1,066)       (2,599)      (1,808)
                              ----------    ----------  -----------  ------------   ----------
 Net expenses.............     1,594,364     1,027,363      474,206     1,366,975      608,192
                              ----------    ----------  -----------  ------------   ----------
Net investment income.....     4,525,955     3,345,879    2,139,192     8,487,625    1,756,994
                              ----------    ----------  -----------  ------------   ----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss)
 on investments...........       542,427     2,698,812   (2,627,094)  (14,254,365)     155,069
Net realized gain on
 futures contracts........           --            --           --            --        51,651
Net realized foreign
 exchange (loss) on other
 assets and liabilities...           --            --       (55,945)     (255,662)         --
Net change in unrealized
 appreciation/depreciation
 on investments...........     4,436,025     3,463,065   (1,259,658)   (9,141,856)     373,339
Net change in unrealized
 appreciation/depreciation
 on futures contracts.....           --            --           --            --         3,829
Net change in unrealized
 appreciation/depreciation
 on foreign currency and
 other assets and
 liabilities..............           --            --             6            18          --
                              ----------    ----------  -----------  ------------   ----------
Net realized and
 unrealized gain (loss) on
 investments..............     4,978,452     6,161,877   (3,942,691)  (23,651,865)     583,888
                              ----------    ----------  -----------  ------------   ----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............    $9,504,407    $9,507,756  $(1,803,499) $(15,164,240)  $2,340,882
                              ==========    ==========  ===========  ============   ==========

See Notes to Financial Statements

    SunAmerica Income Funds
    STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                            U.S. Government Securities Fund            GNMA Fund             Diversified Income Fund
                            -------------------------------    ---------------------------  --------------------------
                                                                  For the                      For the
                             For the period                    period ended   For the year  period ended
                            ended September    For the year    September 30,      ended     September 30, For the year
                                30, 2001          ended            2001        March 31,        2001      ended March
                              (unaudited)     March 31, 2001    (unaudited)       2001       (unaudited)    31, 2001
                            ----------------  ---------------  -------------  ------------  ------------- ------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income....   $     4,525,955  $     9,684,764  $  3,345,879   $  4,452,220   $ 2,139,192  $ 4,661,256
 Net realized gain (loss)
  on investments..........           542,427        6,314,865     2,698,812      3,310,228    (2,627,094)  (5,741,341)
 Net realized foreign
  exchange (loss) on other
  assets and liabilities..               --               --            --             --        (55,945)         --
 Net change in unrealized
  appreciation/depreciation
  on investments..........         4,436,025        6,463,195     3,463,065      2,169,409    (1,259,658)    (765,053)
 Net change in unrealized
  appreciation/depreciation
  on foreign currency and
  other assets and
  liabilities.............               --               --            --             --              6          --
                             ---------------  ---------------  ------------   ------------   -----------  -----------
Net increase (decrease) in
 net assets resulting from
 operations...............         9,504,407       22,462,824     9,507,756      9,931,857    (1,803,499)  (1,845,138)
                             ---------------  ---------------  ------------   ------------   -----------  -----------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)........        (3,946,371)      (8,268,497)   (2,034,832)    (3,047,437)   (1,303,205)  (2,696,996)
 From net investment
  income (Class B)........          (571,465)      (1,375,572)   (1,008,426)    (1,173,371)     (683,167)  (1,653,055)
 From net investment
  income (Class II).......           (69,668)         (63,325)     (434,730)      (212,769)     (167,326)    (208,380)
                             ---------------  ---------------  ------------   ------------   -----------  -----------
Total dividends and
 distributions to
 shareholders.............        (4,587,504)      (9,707,394)   (3,477,988)    (4,433,577)   (2,153,698)  (4,558,431)
                             ---------------  ---------------  ------------   ------------   -----------  -----------
Net increase (decrease) in
 net assets resulting
 from capital share
 transactions (Note 6)....         4,491,282       (1,999,081)   81,748,384     52,747,853     3,256,286    1,525,883
                             ---------------  ---------------  ------------   ------------   -----------  -----------
Total increase (decrease)
 in net assets............         9,408,185       10,756,349    87,778,152     58,246,133      (700,911)  (4,877,686)
NET ASSETS:
 Beginning of period......       204,912,015      194,155,666   126,132,932     67,936,799    51,686,097   56,563,783
                             ---------------  ---------------  ------------   ------------   -----------  -----------
 End of period [including
  undistributed
  (distributions in excess
  of) net investment
  income for September 30,
  2001 and March 31, 2001
  of $(324,967), $60,202,
  $(202,458), $(38,529),
  $(16,477) and $80,693,
  respectively]...........   $   214,320,200  $   204,912,015  $213,911,084   $126,182,932   $50,985,186  $51,686,097
                             ===============  ===============  ============   ============   ===========  ===========

See Notes to Financial Statements

    SunAmerica Income Funds
    STATEMENT OF CHANGES IN NET ASSETS -- (continued)
--------------------------------------------------------------------------------

                                 High Income Fund         Tax Exempt Insured Fund
                            ---------------------------  -------------------------
                               For the                      For the      For the
                            period ended   For the year  period ended     year
                            September 30,     ended      September 30,    ended
                                2001        March 31,        2001       March 31,
                             (unaudited)       2001       (unaudited)     2001
                            -------------  ------------  ------------- -----------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income....  $  8,487,625   $ 15,949,967   $ 1,756,994  $ 3,614,069
 Net realized gain (loss)
  on investments..........   (14,254,365)   (16,143,908)      155,069      542,824
 Net realized gain on
  futures contracts.......           --             --         51,651       15,412
 Net realized foreign
  exchange (loss) on other
  assets and liabilities..      (255,662)        (8,968)          --           --
 Net change in unrealized
  appreciation/depreciation
  on investments..........    (9,141,856)   (11,854,643)      373,339    3,771,709
 Net change in unrealized
  appreciation/depreciation
  on futures contracts....           --             --          3,829          --
 Net change in unrealized
  appreciation/depreciation
  on foreign currency and
  other assets and
  liabilities.............            18            --            --           --
                            ------------   ------------   -----------  -----------
Net increase (decrease) in
 net assets resulting from
 operations...............   (15,164,240)   (12,057,552)    2,340,882    7,944,014
                            ------------   ------------   -----------  -----------
Dividends to shareholders:
 From net investment
  income (Class A)........    (3,359,740)    (6,347,415)   (1,516,531)  (3,085,389)
 From net investment
  income (Class B)........    (3,930,635)    (7,546,074)     (237,123)    (546,982)
 From net investment
  income (Class II).......    (1,103,271)    (1,465,592)      (23,022)     (22,709)
                            ------------   ------------   -----------  -----------
 Total dividends and
  distributions to
  shareholders............    (8,393,646)   (15,359,081)   (1,776,676)  (3,655,080)
                            ------------   ------------   -----------  -----------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions (Note 6)....     5,261,541        881,907    (2,110,096)    (368,732)
                            ------------   ------------   -----------  -----------
Total increase (decrease)
 in net assets............   (18,296,345)   (26,534,726)   (1,545,890)   3,920,202
NET ASSETS:
 Beginning of period......   140,487,985    167,022,711    89,416,770   85,496,568
                            ------------   ------------   -----------  -----------
 End of period [including
  undistributed
  (distributions in excess
  of) net investment
  income for September 30,
  2001 and March 31, 2001
  of $(8,341), $233,766,
  $52,609 and $28,741,
  respectively]...........  $122,191,640   $140,487,985   $87,870,880  $89,416,770
                            ============   ============   ===========  ===========

See Notes to Financial Statements

    SunAmerica Income Fund
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES FUND
-------------------------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                            Class A
                                                            -------
3/31/97.........   $8.50     $0.59        $(0.26)      $0.33      $(0.48)  $8.35
3/31/98.........    8.35      0.58          0.21        0.79       (0.48)   8.66
3/31/99.........    8.66      0.49         (0.07)       0.42       (0.43)   8.65
3/31/00.........    8.65      0.44         (0.37)       0.07       (0.41)   8.31
3/31/01.........    8.31      0.45          0.60        1.05       (0.45)   8.91
9/30/01(8)......    8.91      0.21          0.22        0.43       (0.21)   9.13
                                                            Class B
                                                            -------
3/31/97.........   $8.51     $0.54        $(0.26)      $0.28      $(0.43)  $8.36
3/31/98.........    8.36      0.52          0.20        0.72       (0.42)   8.66
3/31/99.........    8.66      0.45         (0.09)       0.36       (0.37)   8.65
3/31/00.........    8.65      0.40         (0.38)       0.02       (0.36)   8.31
3/31/01.........    8.31      0.39          0.61        1.00       (0.40)   8.91
9/30/01(8)......    8.91      0.17          0.23        0.40       (0.18)   9.13
                                                           Class II
                                                           --------
6/01/99-
 3/31/00(3).....   $8.49     $0.31        $(0.20)      $0.11      $(0.28)  $8.32
3/31/01.........    8.32      0.37          0.61        0.98       (0.39)   8.91
9/30/01(8)......    8.91      0.17          0.23        0.40       (0.18)   9.13
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
                                    Ratio of
                             Net    expenses        Ratio of net
                            Assets     to            investment
                            end of  average          income to
                   Total    period    net           average net       Portfolio
  Period Ended   Return(2) (000's)   assets            assets         Turnover
---------------- --------- -------- --------------- ----------------- ---------
3/31/97.........    3.98%  $113,171   1.54%(7)          7.01%(7)          148%
3/31/98.........    9.62     97,496   1.63              6.73              229
3/31/99.........    4.91    135,734   1.50              5.72              291
3/31/00.........    0.89    150,975   1.51              5.33              717
3/31/01.........   13.06    169,524   1.49              5.27            1,561
9/30/01(8)......    4.93    175,452   1.49(4)(5)        4.63(4)(5)        273
3/31/97.........    3.31%  $289,040   2.18%             6.36%             148%
3/31/98.........    8.80    207,950   2.26              6.11              229
3/31/99.........    4.25    113,521   2.15              5.10              291
3/31/00.........    0.23     42,273   2.18              4.69              717
3/31/01.........   12.29     32,085   2.17              4.59            1,561
9/30/01(8)......    4.57     33,229   2.17(4)(5)        3.95(4)(5)        273
6/01/99-
 3/31/00(3).....    1.30%  $    907   2.20%(4)(7)       4.50%(4)(7)       717%
3/31/01.........   12.10      3,303   2.20(7)           4.48(7)         1,561
9/30/01(8)......    4.57      5,639   2.17(4)(5)(7)     3.93(4)(5)(7)     273

--------------------------------------------------------------------------------

GNMA FUND
---------
                                            Net  gain
                                            (loss)  on                         Distri-
                     Net Asset             investments              Dividends  butions
                      Value,      Net     (both realized Total from  from net    from
                     beginning investment      and       investment investment capital
  Period Ended       of period income(1)   unrealized)   operations   income    gains
----------------     --------- ---------- -------------- ---------- ---------- --------
                                                                               Class A
                                                                               -------
3/31/97.........      $10.43     $0.65        $(0.10)      $0.55      $(0.59)  $     --
3/31/98.........       10.39      0.62          0.63        1.25       (0.59)     (0.02)
3/31/99.........       11.03      0.57          0.11        0.68       (0.53)     (0.50)
3/31/00.........       10.68      0.53         (0.29)       0.24       (0.50)        --
3/31/01.........       10.42      0.61          0.72        1.33       (0.62)     (0.01)
9/30/01(8)......       11.12      0.25          0.37        0.62       (0.26)       --
                                                                               Class B
                                                                               -------
3/31/97.........      $10.45     $0.57        $(0.08)      $0.49      $(0.52)  $     --
3/31/98.........       10.42      0.55          0.63        1.18       (0.52)     (0.02)
3/31/99.........       11.06      0.50          0.12        0.62       (0.46)     (0.50)
3/31/00.........       10.72      0.46         (0.30)       0.16       (0.44)        --
3/31/01.........       10.44      0.53          0.74        1.27       (0.55)     (0.01)
9/30/01(8)......       11.15      0.21          0.38        0.59       (0.23)       --
                                                                               Class II
                                                                               --------
6/01/99-3/31/00(3).   $10.52     $0.37        $(0.09)      $0.28      $(0.34)  $     --
3/31/01.........       10.46      0.49          0.77        1.26       (0.55)     (0.01)
9/30/01(8)......       11.16      0.21          0.38        0.59       (0.23)       --
GNMA FUND
---------
                                                       Ratio of
                               Net               Net   expenses        Ratio of net
                              Asset            Assets     to            investment
                      Total   Value,           end of  average          income to
                     distri-  end of   Total   period    net           average net       Portfolio
  Period Ended       butions  period Return(2) (000's)  assets            assets         Turnover
-------------------- -------- ------ --------- ------- --------------- ----------------- ---------
3/31/97.........     $(0.59)  $10.39    5.40%  $30,509   1.41%             6.11%            426%
3/31/98.........      (0.61)   11.03   12.29    31,628   1.47              5.75             529
3/31/99.........      (1.03)   10.68    6.21    35,809   1.41              5.19             456
3/31/00.........      (0.50)   10.42    2.40    44,155   1.37              5.06             910
3/31/01.........      (0.63)   11.12   13.10    72,092   0.99(7)           5.78(7)          833
9/30/01(8)......      (0.26)   11.48    5.71   109,733   0.99(4)(6)(7)     4.48(4)(6)(7)    170
3/31/97.........     $(0.52)  $10.42    4.82%  $18,929   2.07%             5.46%            426%
3/31/98.........      (0.54)   11.06   11.54    18,837   2.13              5.09             529
3/31/99.........      (0.96)   10.72    5.63    26,061   2.07              4.53             456
3/31/00.........      (0.44)   10.44    1.55    22,376   2.03              4.41             910
3/31/01.........      (0.56)   11.15   12.45    38,190   1.64(7)           5.11(7)          833
9/30/01(8)......      (0.23)   11.51    5.66    72,357   1.64(4)(6)(7)     3.82(4)(6)(7)    170
6/01/99-3/31/00(3).  $(0.34)  $10.46    2.72%  $ 1,406   2.10%(4)(7)       4.34%(4)(7)      910%
3/31/01.........      (0.56)   11.16   12.33    15,851   1.64(7)           4.99(7)          833
9/30/01(8)......      (0.23)   11.52    5.35    31,821   1.64(4)(6)(7)     3.82(4)(6)(7)    170

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Gross of custody credits of 0.01%
(6) The ratios reflect an expense cap of 0.99%, 1.64% and 1.64% for the GNMA Fund Class A, GNMA Fund Class B and GNMA Fund Class II, respectively, which are net of custody credits of (0.01%) or waivers/reimbursements if applicable
(7) Net of the following expense reimbursements (based on average net assets):

                                 3/31/97 3/31/00  3/31/01  9/30/01
                                 ------- -------  -------  -------
   U.S. Government Securities
    Fund Class A                   .01%      -- %     -- %     -- %
   U.S. Government Securities
    Fund Class II                    --     0.86     1.18     0.20
   GNMA Fund Class A                 --      --      0.30     0.20
   GNMA Fund Class B                 --      --      0.33     0.21
   GNMA Fund Class II                --     1.98     0.62     0.24

(8) Unaudited
See Notes to Financial Statements

    SunAmerica Income Fund
    FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

DIVERSIFIED INCOME FUND
-----------------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                               Class A
                                                               -------
3/31/97.........   $4.29     $0.37        $ 0.10       $ 0.47     $(0.37)  $4.39
3/31/98.........    4.39      0.40          0.27         0.67      (0.38)   4.68
3/31/99.........    4.68      0.40         (0.80)       (0.40)     (0.42)   3.86
3/31/00.........    3.86      0.38         (0.04)        0.34      (0.38)   3.82
3/31/01.........    3.82      0.33         (0.45)       (0.12)     (0.33)   3.37
9/30/01(6)......    3.37      0.14         (0.25)       (0.11)     (0.14)   3.12
                                                               Class B
                                                               -------
3/31/97.........   $4.30     $0.35        $ 0.10       $ 0.45     $(0.35)  $4.40
3/31/98.........    4.40      0.38          0.26         0.64      (0.35)   4.69
3/31/99.........    4.69      0.39         (0.82)       (0.43)     (0.39)   3.87
3/31/00.........    3.87      0.36         (0.04)        0.32      (0.36)   3.83
3/31/01.........    3.83      0.31         (0.45)       (0.14)     (0.31)   3.38
9/30/01(6)          3.38      0.13         (0.25)       (0.12)     (0.13)   3.13
                                                               Class II
                                                               --------
6/01/99-
 3/31/00(3).....   $3.83     $0.25        $ 0.03       $ 0.28     $(0.28)  $3.83
3/31/01.........    3.83      0.30         (0.44)       (0.14)     (0.31)   3.38
9/30/01(6)          3.38      0.13         (0.25)       (0.12)     (0.13)   3.13
DIVERSIFIED INCOME FUND
-----------------------
                                    Ratio of
                             Net    expenses      Ratio of net
                            Assets     to          investment
                            end of  average        income to
                   Total    period    net         average net      Portfolio
  Period Ended   Return(2) (000's)   assets          assets        Turnover
---------------- --------- -------- ------------- ---------------- ---------
3/31/97.........   11.43%  $ 22,601   1.42%           8.68%           131%
3/31/98.........   15.84     25,517   1.45            8.83            157
3/31/99.........   (8.75)    28,470   1.46            9.84             49
3/31/00.........    9.49     30,633   1.51            9.99             62
3/31/01.........   (3.23)    30,923   1.54            9.34             57
9/30/01(6)......   (3.28)    28,837   1.59(4)         8.58(4)          25
3/31/97.........   10.73%  $ 78,081   2.04%           8.05%           131%
3/31/98.........   15.11     63,397   2.06            8.14            157
3/31/99.........   (9.28)    36,629   2.09            9.22             49
3/31/00.........    8.79     24,476   2.17            9.45             62
3/31/01.........   (3.85)    16,742   2.22            8.72             57
9/30/01(6)         (3.56)    17,740   2.22(4)         7.96(4)          25
6/01/99-
 3/31/00(3).....    7.77%  $  1,454   2.15%(4)(5)     9.06%(4)(5)      62%
3/31/01.........   (3.80)     4,021   2.15(5)         8.61(5)          57
9/30/01(6)         (3.53)     4,408   2.15(4)(5)      8.03(4)(5)       25

--------------------------------------------------------------------------------
HIGH INCOME FUND
----------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                               Class A
                                                               -------
3/31/97.........   $6.95     $0.65        $ 0.12       $ 0.77     $(0.66)  $7.06
3/31/98.........    7.06      0.68          0.68         1.36      (0.64)   7.78
3/31/99.........    7.78      0.66         (1.12)       (0.46)     (0.69)   6.63
3/31/00.........    6.63      0.64         (0.51)        0.13      (0.65)   6.11
3/31/01.........    6.11      0.62         (1.09)       (0.47)     (0.61)   5.03
9/30/01(6)          5.03      0.31         (0.78)       (0.47)     (0.29)   4.27
                                                               Class B
                                                               -------
3/31/97.........   $6.96     $0.61        $ 0.12       $ 0.73     $(0.62)  $7.07
3/31/98.........    7.07      0.63          0.69         1.32      (0.60)   7.79
3/31/99.........    7.79      0.62         (1.13)       (0.51)     (0.64)   6.64
3/31/00.........    6.64      0.61         (0.53)        0.08      (0.61)   6.11
3/31/01.........    6.11      0.58         (1.09)       (0.51)     (0.57)   5.03
9/30/01(6)          5.03      0.28         (0.77)       (0.49)     (0.27)   4.27
                                                               Class II
                                                               --------
2/02/98-
 3/31/98(3).....   $7.70     $0.10        $ 0.07       $ 0.17     $(0.08)  $7.79
3/31/99.........    7.79      0.59         (1.09)       (0.50)     (0.64)   6.65
3/31/00.........    6.65      0.60         (0.52)        0.08      (0.61)   6.12
3/31/01.........    6.12      0.59         (1.09)       (0.50)     (0.57)   5.05
9/30/01(6)          5.05      0.28         (0.78)       (0.50)     (0.27)   4.28
HIGH INCOME FUND
----------------
                                    Ratio of
                             Net    expenses      Ratio of net
                            Assets     to          investment
                            end of  average        income to
                   Total    period    net         average net      Portfolio
  Period Ended   Return(2) (000's)   assets          assets        Turnover
---------------- --------- -------- ------------- ---------------- ---------
3/31/97.........   11.46%  $ 41,139   1.50%           9.10%           164%
3/31/98.........   20.07     56,442   1.52            9.13            236
3/31/99.........   (6.07)    69,913   1.51            9.48            120
3/31/00.........    2.04     63,415   1.52           10.10            124
3/31/01.........   (8.23)    52,966   1.55           11.13            119
9/30/01(6)         (9.80)    44,045   1.51(4)        12.09(4)          61
3/31/97.........   10.78%  $ 98,383   2.11%(5)        8.49%(5)        164%
3/31/98.........   19.31    124,962   2.13            8.51            236
3/31/99.........   (6.62)   124,211   2.13            8.84            120
3/31/00.........    1.25     91,357   2.15            9.48            124
3/31/01.........   (8.81)    67,139   2.18           10.50            119
9/30/01(6)        (10.09)    61,125   2.15(4)        11.53(4)          61
2/02/98-
 3/31/98(3).....    2.18%  $  1,146   2.10%(4)(5)     9.78%(4)(5)     236%
3/31/99.........   (6.47)    10,116   2.10(5)         8.92(5)         120
3/31/00.........    1.28     12,251   2.10(5)         9.51(5)         124
3/31/01.........   (8.57)    20,383   2.10(5)        10.67(5)         119
9/30/01(6)        (10.22)    17,022   2.10(4)(5)     11.59(4)(5)       61

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                     3/31/97 3/31/98 3/31/99 3/31/00 3/31/01 9/30/01
                                     ------- ------- ------- ------- ------- -------
   Diversified Income Fund Class II     --      --      --    4.16%   0.44%   0.27%
   High Income Fund
    Class B                            .01%     --      --      --      --      --
   High Income Fund
    Class II                            --    5.37%   0.48%   0.12%   0.13%   0.09%

(6) Unaudited

See Notes to Financial Statements

    SunAmerica Income Fund
    FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

TAX EXEMPT INSURED FUND
-----------------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                               Class A
                                                               -------
3/31/97.........  $12.42     $0.59        $(0.07)      $ 0.52     $(0.59)  $12.35
3/31/98.........   12.35      0.58          0.67         1.25      (0.57)   13.03
3/31/99.........   13.03      0.56          0.02         0.58      (0.54)   13.07
3/31/00.........   13.07      0.55         (0.71)       (0.16)     (0.54)   12.37
3/31/01.........   12.37      0.56          0.66         1.22      (0.57)   13.02
9/30/01(6)......   13.02      0.27          0.10         0.37      (0.28)   13.11
                                                               Class B
                                                               -------
3/31/97.........  $12.42     $0.52        $(0.08)      $ 0.44     $(0.51)  $12.35
3/31/98.........   12.35      0.49          0.68         1.17      (0.48)   13.04
3/31/99.........   13.04      0.47          0.02         0.49      (0.46)   13.07
3/31/00.........   13.07      0.47         (0.71)       (0.24)     (0.46)   12.37
3/31/01.........   12.37      0.47          0.66         1.13      (0.48)   13.02
9/30/01(6)......   13.02      0.22          0.11         0.33      (0.23)   13.12
                                                               Class II
                                                               --------
6/01/99-
 3/31/00(3).....  $12.83     $0.37        $(0.47)      $(0.10)    $(0.36)  $12.37
3/31/01.........   12.37      0.47          0.66         1.13      (0.48)   13.02
9/30/01(6)......   13.02      0.21          0.11         0.32      (0.23)   13.11
TAX EXEMPT INSURED FUND
-----------------------
                                   Ratio of
                             Net   expenses      Ratio of net
                           Assets     to          investment
                           end of  average        income to
                   Total   period    net         average net     Portfolio
  Period Ended   Return(2) (000's)  assets          assets       Turnover
---------------- --------- ------- ------------- --------------- ---------
3/31/97.........    4.24%  $98,376   1.24%           4.77%           51%
3/31/98.........   10.28    88,519   1.24            4.52            48
3/31/99.........    4.55    80,716   1.24            4.23            34
3/31/00.........   (1.20)   68,650   1.28            4.41            33
3/31/01.........   10.08    72,394   1.26            4.41            24
9/30/01(6)......    2.86    72,479   1.27(4)         4.17(4)          2
3/31/97.........    3.57%  $25,053   1.88%           4.13%           51%
3/31/98.........    9.65    22,878   1.90            3.86            48
3/31/99.........    3.78    21,651   1.91            3.57            34
3/31/00.........   (1.83)   16,269   1.92            3.77            33
3/31/01.........    9.31    16,302   1.97            3.71            24
9/30/01(6)......    2.55    13,395   2.02(4)         3.42(4)          2
6/01/99-
 3/31/00(3).....   (0.76)% $   577   1.95%(4)(5)     3.82%(4)(5)     33%
3/31/01.........    9.32       721   1.95(5)         3.73(5)         24
9/30/01(6)......    2.50     1,997   1.95(4)(5)      3.45(4)(5)       2

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                 3/31/00 3/31/01 9/30/01
                 ------- ------- -------
Tax Exempt
 Insured Fund
 Class II         5.20%   1.59%   1.43%

(6)  Unaudited

See Notes to Financial Statements

    SunAmerica U.S. Government Securities Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 (unaudited)
-------------------------------------------------------------------------------

                                                        Principal
                                                          Amount        Value
                Security Description                  (in thousands)  (Note 2)

--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE
 CORP.--14.9%
 6.00% due 11/01/13.................................     $ 5,968     $ 6,103,774
 6.88% due 9/15/10..................................      10,000      11,164,100
 7.50% due 6/01/25..................................         299         310,974
 9.50% due 4/01/20..................................         633         672,833
 10.00% due 1/01/17 - 8/01/21.......................       5,478       6,089,605
 12.50% due 1/01/16.................................       4,892       5,612,094
 13.50% due 2/01/19.................................       1,741       2,068,587
                                                                     -----------

Total Federal Home Loan Mortgage
 Corp.
 (cost $30,880,334).................................                  32,021,967
                                                                     -----------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION--26.1%
 5.50% due 7/18/06..................................      30,000      30,853,200
 6.00% due 10/01/28 - 12/01/28......................      20,445      20,476,452
 7.50% due 7/01/26..................................       1,774       1,848,172
 8.00% due 1/01/23..................................       2,629       2,755,105
                                                                     -----------

Total Federal National Mortgage
 Association
 (cost $54,510,003).................................                  55,932,929
                                                                     -----------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION--11.9%
 6.00% due 1/15/29..................................       9,830       9,860,266
 7.00% due 7/15/23 - 11/20/30.......................       7,201       7,468,111
 7.50% due 9/15/23..................................       7,747       8,088,133
                                                                     -----------

Total Government National
 Mortgage Association
 (cost $24,780,838).................................                  25,416,510
                                                                     -----------
U.S. GOVERNMENT AGENCIES--16.9%
 Private Export Funding Corp.
  5.87% due 7/31/08.................................      10,000      10,553,100
 Small Business Administration
  6.30% due 6/01/18.................................       5,076       5,212,743
 Tennessee Valley Authority
  4.75% due 7/15/04.................................      20,000      20,550,400
                                                                     -----------

Total U.S. Government Agencies
 (cost $35,072,078).................................                  36,316,243
                                                                     -----------
U.S. TREASURY BONDS--4.9%
 5.38% due 2/15/31
 (cost $10,439,966).................................      10,500      10,434,375
                                                                     -----------

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)


U.S. TREASURY NOTES--23.6%
 3.63% due 8/31/03................................     $ 8,000     $  8,118,720
 4.63% due 5/15/06................................      18,000       18,630,000
 5.00% due 8/15/11(1).............................      23,000       23,758,310
                                                                   ------------
Total U.S. Treasury Notes
 (cost $50,030,465)...............................                   50,507,030
                                                                   ------------

Total Investment Securities--98.3%
 (cost $205,713,684)..............................                  210,629,054
                                                                   ------------

REPURCHASE AGREEMENTS--9.9%
 State Street Bank & Trust Co. Joint Repurchase
  Agreement Account (Note 2)......................         276          276,000
 UBS Warburg, Inc.
  Joint Repurchase Agreement Account (Note 2)(2)..      21,000       21,000,000
                                                                   ------------

Total Repurchase Agreements
 (cost $21,276,000)...............................                   21,276,000
                                                                   ------------

TOTAL INVESTMENTS--
 (cost $226,989,684*).............................       108.2%     231,905,054
Liabilities in excess of other assets(3)..........        (8.2)     (17,584,854)
                                                       -------     ------------

NET ASSETS--                                             100.0%    $214,320,200
                                                       =======     ============

------
*  See Note 5
(1)  The Security or portion thereof is out on loan; see Note 2
(2) Includes cash received as collateral for securities out on loan in the amount of $19,125,000
(3)  Includes a liability for fully collateralized securities on loan

See Notes to Financial Statements

    SunAmerica GNMA Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 (unaudited)
-------------------------------------------------------------------------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE
 CORP.--0.7%
 7.50% due 5/01/24-6/01/25.........................     $   574     $    599,749
 10.00% due 1/01/17................................         726          797,852
 12.50% due 9/30/13(1).............................           5            5,045
                                                                    ------------

Total Federal Home Loan Mortgage Corp.
 (cost $1,357,828).................................                    1,402,646
                                                                    ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION--10.1%
 5.50% due 7/18/06.................................      20,000       20,568,800
 7.00% due 9/01/10.................................         855          893,263
                                                                    ------------

Total Federal National Mortgage Association
 (cost $20,737,696)................................                   21,462,063
                                                                    ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--60.4%
 6.00% due 12/15/28 - 9/15/31......................      85,148       85,419,581
 6.50% due 3/15/28 - 8/15/31.......................      25,505       26,089,116
 7.00% due 3/15/23 - 10/20/30......................       8,883        9,218,682
 8.00% due 11/15/26 - 8/15/30......................       5,033        5,324,586
 8.50% due 3/15/17 - 9/15/24.......................       2,296        2,462,523
 9.00% due 7/15/16 - 10/15/16......................         679          739,037
                                                                    ------------

Total Government National Mortgage Association
 (cost $126,087,061)...............................                  129,253,525
                                                                    ------------

U.S. GOVERNMENT AGENCIES--5.6%
 Small Business Administration
 6.30% due 6/01/18.................................       1,692        1,737,581
 Tennessee Valley Authority
 4.75% due 7/15/04.................................      10,000       10,275,200
                                                                    ------------

Total U.S. Government Agencies
 (cost $11,690,031)................................                   12,012,781
                                                                    ------------

U.S. TREASURY NOTES--30.2%
 3.63% due 8/31/03.................................      26,000       26,385,840
 4.63% due 5/15/06.................................      22,000       22,770,000
 5.00% due 8/15/11(2)..............................      15,000       15,494,550
                                                                    ------------

Total U.S. Treasury Notes
 (cost $64,301,367)................................                   64,650,390
                                                                    ------------

Total Investment Securities--107.0%
 (cost $224,173,983)...............................                  228,781,405
                                                                    ------------

                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)

REPURCHASE AGREEMENTS--8.3%
State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 2)......................     $   789     $    789,000
UBS Warburg, Inc.
 Joint Repurchase Agreement
 Account (Note 2)(3).............................      17,000       17,000,000
                                                                  ------------

Total Repurchase Agreements
 (cost $17,789,000)..............................                   17,789,000
                                                                  ------------

TOTAL INVESTMENTS--
 (cost $241,962,983*)............................       115.3%     246,570,405
Liabilities in excess of other assets(4).........       (15.3)     (32,659,321)
                                                      -------     ------------

NET ASSETS--                                            100.0%    $213,911,084
                                                      =======     ============

------
*  See Note 5
(1)  Fair Valued Securities; Note 2
(2)  The Security or portion thereof is out on loans; see Note 2
(3) Includes cash received as collateral for securities out on loan in the amount of $15,937,500
(4)  Includes a liability for fully collateralized securities on Loan

See Notes to Financial Statements

    SunAmerica Diversified Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 (unaudited)
-------------------------------------------------------------------------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--37.5%
Broadcasting--3.0%
 Chancellor Media Corp.
 Sr. Notes
 8.00% due 11/01/08................................     $  1,000    $  1,030,000
 Sinclair Broadcast Group, Inc.
 Sr. Subordinated Notes
 10.00% due 9/30/05................................          500         475,000
                                                                    ------------
                                                                       1,505,000
                                                                    ------------

Cable--5.6%
 Adelphia Communications Corp.
 Sr. Notes, Series B
 8.13% due 7/15/03.................................        1,250       1,175,000
 Echostar Communications Corp.
 Subordinated Notes Convertible
 4.88% due 1/01/07.................................          500         398,800
 Echostar DBS Corp.
 Sr. Notes
 9.25% due 2/01/06.................................          750         731,250
 UIH Australia Pacific, Inc.
 Sr. Disc. Notes, Series B
 14.00% due 5/15/06................................        1,500         305,625
 UnitedGlobalCom, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 2/15/08(1)........................        1,000         240,000
                                                                    ------------
                                                                       2,850,675
                                                                    ------------

Cellular--4.0%
 Airgate PCS, Inc.
 Sr. Subordinated Disc. Notes
 zero coupon due 10/01/09(1)(2)....................        1,000         645,000
 Celcaribe SA
 Sr. Notes
 14.50% due 3/15/04................................        1,000         600,000
 Leap Wireless International, Inc.
 Sr. Disc. Notes
 zero coupon due 4/15/10(1)........................        1,250         350,000
 McCaw International Ltd.
 Sr. Disc. Notes
 zero coupon due 4/15/07(1)........................          750         142,500
 Spectrasite Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 4/15/09(1)........................          900         283,500
                                                                    ------------
                                                                       2,021,000
                                                                    ------------

Computer Software--0.9%
 Unisys Corp.
 Sr. Notes
 8.13% due 6/01/06.................................          500         481,250
                                                                    ------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

Consumer Goods--0.8%
 Evenflo Co., Inc.
 Sr. Notes, Series B
 11.75% due 8/15/06................................     $    500    $    121,875
 Polymer Group, Inc.
 Sr. Subordinated Notes, Series B
 9.00% due 7/01/07.................................          750         285,000
                                                                    ------------
                                                                         406,875
                                                                    ------------

Consumer Services--2.4%
 Allied Waste North America, Inc.
 Sr. Notes, Series B
 7.63% due 1/01/06.................................        1,250       1,218,750
                                                                    ------------

Energy Services--8.8%
 AES Corp.
 Sr. Notes
 8.75% due 12/15/02................................        1,000         980,000
 Gulfmark Offshore, Inc.
 Sr. Notes
 8.75% due 6/01/08.................................        1,000         910,000
 R&B Falcon Corp.
 Sr. Notes
 6.95% due 4/15/08.................................        1,000       1,031,540
 Statia Terminals International NV
 Mortgage Notes, Series B
 11.75% due 11/15/03...............................        1,000       1,035,000
 Western Gas Resources, Inc.
 Sr. Subordinated Notes
 10.00% due 6/15/09................................          500         510,000
                                                                    ------------
                                                                       4,466,540
                                                                    ------------

Financial Services--1.4%
 Americredit Corp.
 Sr. Notes, Series B
 9.88% due 4/15/06.................................          750         637,500
 Finova Group, Inc.
 Sr. Secured Notes
 7.50% due 11/15/09................................          250         100,000
                                                                    ------------
                                                                         737,500
                                                                    ------------

Gaming--1.9%
 MGM Mirage, Inc.
 Sr. Callable Bond
 6.95% due 2/01/05.................................        1,000         955,960
                                                                    ------------

Health Services--2.5%
 Fresenius Medical Care Capital Trust I
 Sr. Notes
 9.00% due 12/01/06................................        1,000       1,020,000

    SunAmerica Diversified Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 (unaudited) -- (continued)
-------------------------------------------------------------------------------

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (continued)
Health Services (continued)
 Tenet Healthcare Corp.
 Sr. Notes
 8.00% due 1/15/05................................     $    250    $    268,750
                                                                   ------------
                                                                      1,288,750
                                                                   ------------
Leisure & Tourism--1.8%
 ITT Corp.
 New Notes
 6.75% due 11/15/05...............................          950         928,387
                                                                   ------------

Manufacturing--0.5%
 Pentacon, Inc.
 Sr. Subordinated Notes, Series B
 12.25% due 4/01/09...............................          600         252,000
                                                                   ------------

Media--0.9%
 Orion Network Systems, Inc.
 Sr. Disc. Notes
 zero coupon due 1/15/07(1)(2)....................        1,250         400,000
 Park-N-View, Inc.
 Sr. Notes, Series B
 13.00% due 5/15/08(3)(4).........................          625          62,500
                                                                   ------------
                                                                        462,500
                                                                   ------------

Metals & Minerals--0.9%
 Schuff Steel Co.
 Sr. Notes
 10.50% due 6/01/08...............................          500         475,000
                                                                   ------------

Telecommunications--2.1%
 Frontier Corp.
 Notes
 7.25% due 5/15/04................................        1,000         770,000
 Globix Corp.
 Sr. Notes
 12.50% due 2/01/10...............................          800         144,000
 Impsat Fiber Networks Corp.
 Sr. Notes
 12.38% due 6/15/08...............................        1,000         110,000
 PSINet, Inc.
 Sr. Notes
 11.50% due 11/01/08(4)...........................          500          30,000
                                                                   ------------
                                                                      1,054,000
                                                                   ------------

Total Corporate Bonds & Notes
 (cost $25,881,617)...............................                   19,104,187
                                                                   ------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

FOREIGN BONDS & NOTES--10.4%
Broadcasting--0.6%
 Central European Media
  Enterprises Ltd.
 Sr. Notes
 9.38% due 8/15/04.................................     $  1,000    $    325,000
                                                                    ------------

Building Materials--0.9%
 Ainsworth Lumber Co., Ltd.
 Sr. Secured Notes
 12.50% due 7/15/07................................          500         432,500
                                                                    ------------

Cable--1.0%
 Australis Holdings Property Ltd.
 Sr. Disc. Notes
 15.00% due 11/01/02(3)(4).........................          500          10,000
 Callahan Nordrhein Westfalen
 Sr. Disc. Notes
 zero coupon due 7/15/10(1)........................          750         168,750
 Diamond Holdings PLC
 Sr. Notes
 9.13% due 2/01/08.................................          500         305,000
                                                                    ------------
                                                                         483,750
                                                                    ------------

Cellular--2.1%
 Occidente Y Caribe Celular SA
 Sr. Disc. Notes, Series B
 14.00% due 3/15/04................................        1,250       1,068,750
                                                                    ------------

Energy--1.9%
 Calpine Canada Energy Finance ULC
 Guaranteed Sr. Notes
 8.50% due 5/01/08.................................        1,000         976,440
                                                                    ------------

Food Retail--1.9%
 Bepensa SA
 Sr. Notes
 9.75% due 9/30/04(5)..............................        1,000         990,000
                                                                    ------------

Government Agency--0.8%
 Federal Republic of Brazil
 Capitalization Bonds
 8.00% due 4/15/14(6)..............................          616         414,062
                                                                    ------------

Telecommunications--1.2%
 Satelites Mexicanos SA de CV
 Sr. Notes
 10.13% due 11/01/04...............................        1,000         600,000
                                                                    ------------

Total Foreign Bonds & Notes
 (cost $6,898,591).................................                    5,290,502
                                                                    ------------

    SunAmerica Diversified Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 (unaudited) -- (continued)
-------------------------------------------------------------------------------

                                                        Principal
                                                         Amount
                                                     (in thousands)/    Value
                Security Description                     Shares       (Note 2)

--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES--34.4%
U.S. Government Agencies--4.3%
 Federal National Mortgage Association
  6.63% due 9/15/09................................      $2,000      $ 2,193,440
                                                                     -----------
U.S. Treasury Bonds--5.1%
 5.38% due 2/15/31.................................       1,500        1,490,625
 6.13% due 11/15/27................................         500          543,750
 6.25% due 5/15/30.................................         500          556,405
                                                                     -----------
                                                                       2,590,780
                                                                     -----------
U.S. Treasury Notes--25.0%
 4.75% due 2/15/04.................................       2,000        2,080,000
 5.00% due 2/15/11.................................       3,000        3,083,430
 5.75% due 8/15/10.................................       1,000        1,082,970
 5.88% due 11/15/04................................       4,000        4,288,120
 6.00% due 8/15/09.................................       2,000        2,198,440
                                                                     -----------
                                                                      12,732,960
                                                                     -----------
Total U.S. Government and Agencies
 (cost $16,437,240)................................                   17,517,180
                                                                     -----------
PREFERRED STOCK--4.5%
Cable--2.6%
 CSC Holdings, Inc. 11.13%.........................      13,028        1,328,856
                                                                     -----------
Cellular--0.7%
 Nextel Communications, Inc.
  Series E 11.13%(7)...............................         882          379,260
                                                                     -----------

Telecommunications--1.2%
 Broadwing Communications, Inc. 12.50%.............         650          598,000
                                                                     -----------
Total Preferred Stock
 (cost $2,641,236).................................                    2,306,116
                                                                     -----------

                                                         Shares/
                                                        Warrants/
                                                        Principal
                                                          Amount        Value
                Security Description                  (in thousands)  (Note 2)

COMMON STOCK--0.1%
Cellular--0.0%
 International Wireless Communications Holdings,
  Inc.+(3)..........................................     $ 84,603    $     8,460
                                                                     -----------
Energy Services--0.1%
 Frontline Ltd.+....................................        3,000         27,214
                                                                     -----------
Total Common Stock
 (cost $457,825)....................................                      35,674
                                                                     -----------
WARRANTS--0.0%+
Cable--0.0%
 Knology Holdings, Inc.(3)(5).......................        1,500             15
 UIH Australia Pacific, Inc.(3).....................        1,000             10
                                                                     -----------
                                                                              25
                                                                     -----------
Cellular--0.0%
 Leap Wireless International,
  Inc.(5)...........................................          500    $    20,000
 Leap Wireless International,
  Inc.(5)...........................................          350          7,000
 Occidente Y Caribe Celular SA(3)(5)................        7,250             72
                                                                     -----------
                                                                          27,072
                                                                     -----------
Total Warrants
 (cost $2,856)......................................                      27,097
                                                                     -----------
Total Investment Securities--86.9%
 (cost $52,319,365).................................                  44,280,756
                                                                     -----------
SHORT-TERM SECURITIES--0.8%
Metals & Minerals--0.8%
 Acme Metals, Inc.
  Sr. Notes
  12.50% due 8/01/02(4)
  (cost $1,020,705).................................     $  1,000    $   395,000
                                                                     -----------

    SunAmerica Diversified Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 (unaudited) -- (continued)
-------------------------------------------------------------------------------

                                                        Principal
                                                          Amount        Value
                Security Description                  (in thousands)  (Note 2)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--11.0%
 State Street Bank & Trust Co. Joint Repurchase
  Agreement Account (Note 2)........................         645         645,000
 UBS Warburg, Inc. Joint Repurchase Agreement
  Account (Note 2)..................................       5,000       5,000,000
                                                                     -----------
Total Repurchase Agreements
 (cost $5,645,000)..................................                   5,645,000
                                                                     -----------
TOTAL INVESTMENTS--
 (cost $58,985,070*)................................        98.7%     50,320,756
Other assets less liabilities.......................         1.3         664,430
                                                         -------     -----------

NET ASSETS--                                               100.0%    $50,985,186
                                                         =======     ===========

------
*   See Note 5
+   Non-income producing security
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) Bond issued as part of a unit which includes an equity component
(3) Fair valued security; see Note 2
(4) Bond in default
(5) Resale restricted to qualified institutional buyers
(6) Variable rate security; rate as of September 30, 2001
(7) PIK ("Payment-in-Kind") payment made with additional shares in lieu of cash
(8) Allocation of investment by country as a percentage of net assets as of September 30, 2001:

 United States...........................................................  89.1%
 Mexico..................................................................   3.1%
 Colombia................................................................   2.1%
 Canada..................................................................   1.9%
 Brazil..................................................................   0.8%
 Bermuda.................................................................   0.7%
 United Kingdom..........................................................   0.6%
 Germany.................................................................   0.3%
 Norway..................................................................   0.1%
                                                                           -----
                                                                           98.7%
                                                                           =====

See Notes to Financial Statements

    SunAmerica High Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 (unaudited)
-------------------------------------------------------------------------------

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

-------------------------------------------------------------------------------
Cable (continued)
 UIH Australia Pacific, Inc.
 Sr. Disc. Notes, Series B
 14.00% due 5/15/06...............................   $     2,750   $    560,312
 UnitedGlobalCom, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 2/15/08(1).......................         2,275        546,000
                                                                   ------------
                                                                     10,638,032
                                                                   ------------

Cellular--7.4%
 Airgate PCS, Inc.
 Sr. Subordinated Disc. Notes
 zero coupon due 10/01/09(1)(2)...................         2,500      1,612,500
 Celcaribe SA
 Sr. Notes
 14.50% due 3/15/04...............................         1,700      1,020,000
 Leap Wireless International, Inc.
 Sr. Disc. Notes
 zero coupon due 4/15/10(1).......................         4,500      1,260,000
 McCaw International Ltd.
 Sr. Disc. Notes
 zero coupon due 4/15/07(1).......................         3,750        712,500
 Nextel Partners, Inc.
 Sr. Notes
 11.00% due 3/15/10...............................         2,000      1,260,000
 SBA Communications Corp.
 Sr. Notes
 10.25% due 2/01/09...............................         1,000        810,000
 Spectrasite Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 4/15/09(1).......................         3,000        945,000
 US Unwired, Inc.
 Sr. Subordinated Disc. Notes, Series B
 zero coupon due 11/01/09(1)......................         2,500      1,375,000
                                                                   ------------
                                                                      8,995,000
                                                                   ------------

Chemicals--0.4%
 Huntsman Corp.
 Sr. Subordinated Notes
 7.08% due 7/01/07(3)(4)..........................         2,000        480,000
                                                                   ------------

Computer Software--1.7%
 Unisys Corp.
 Sr. Notes
 8.13% due 6/01/06................................         2,200      2,117,500
                                                                   ------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

CORPORATE BONDS & NOTES--69.9%
Broadcasting--3.1%
 CD Radio, Inc.
 Sr. Disc. Notes
 zero coupon due 12/01/07(1)(2)....................   $       375   $     97,500
 Shop At Home, Inc.
 Sr. Secured Notes
 11.00% due 4/01/05................................         2,000      1,960,000
 Sinclair Broadcast Group, Inc.
 Sr. Subordinated Notes
 10.00% due 9/30/05................................         1,500      1,425,000
 XM Satellite Radio, Inc.
 Sr. Secured Notes
 14.00% due 3/15/10................................           500        235,000
                                                                    ------------
                                                                       3,717,500
                                                                    ------------

Business Services--4.3%
 Earthwatch, Inc.
 Sr. Disc. Notes
 zero coupon due 7/15/07(1)........................         1,000        840,000
 Ingram Micro, Inc.
 Sr. Subordinated Notes
 9.88% due 8/15/08(3)..............................         3,250      2,973,750
 Premium Standard Farms, Inc.
 Sr. Notes
 9.25% due 6/15/11(3)..............................         1,500      1,477,500
                                                                    ------------
                                                                       5,291,250
                                                                    ------------

Cable--8.7%
 Adelphia Communications Corp.
 Sr. Notes, Series B
 8.13% due 7/15/03.................................         2,925      2,749,500
 Adelphia Communications Corp.
 Sr. Notes
 10.88% due 10/01/10...............................         2,000      1,760,000
 Charter Communications Holdings Corp.
 Sr. Discount Notes
 zero coupon due 5/15/11(1)(3).....................         2,500      1,337,500
 Charter Communications Holdings Corp.
 Sr. Notes
 10.00% due 5/15/11(3).............................           500        477,500
 Echostar Communications Corp.
 Subordinated Notes Convertible
 4.88% due 1/01/07.................................         2,200      1,754,720
 Echostar DBS Corp.
 Sr. Notes
 9.25% due 2/01/06.................................           500        487,500
 Mediacom LLC/Capital Corp.
 Sr. Notes, Series B
 8.50% due 4/15/08.................................         1,000        965,000

    SunAmerica High Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 (unaudited) -- (continued)
-------------------------------------------------------------------------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Consumer Goods--2.3%
 Evenflo Co., Inc.
 Sr. Notes, Series B
 11.75% due 8/15/06................................   $     5,000   $  1,218,750
 Polymer Group, Inc.
 Sr. Subordinated Notes, Series B
 8.75% due 3/01/08.................................         1,500        570,000
 Polymer Group, Inc.
 Sr. Subordinated Notes, Series B
 9.00% due 7/01/07.................................         2,675      1,016,500
                                                                    ------------
                                                                       2,805,250
                                                                    ------------

Consumer Services--2.4%
 Allied Waste North America, Inc.
 Sr. Notes, Series B
 7.63% due 1/01/06.................................         3,000      2,925,000
                                                                    ------------

Energy--3.4%
 P&L Coal Holdings Corp.
 Sr. Notes, Series B
 8.88% due 5/15/08.................................         2,398      2,469,940
 Tri-Union Development Corp.
 Sr. Secured Notes, Class B
 12.50% due 6/01/06(3).............................         1,800      1,728,000
                                                                    ------------
                                                                       4,197,940
                                                                    ------------

Energy Services--7.2%
 Gulfmark Offshore, Inc.
 Sr. Notes
 8.75% due 6/01/08.................................         2,500      2,275,000
 Statia Terminals International NV
 Mortgage Notes, Series B
 11.75% due 11/15/03...............................         3,625      3,751,875
 Western Gas Resources, Inc.
 Sr. Subordinated Notes
 10.00% due 6/15/09................................         2,750      2,805,000
                                                                    ------------
                                                                       8,831,875
                                                                    ------------

Financial Services--6.2%
 Americredit Corp.
 Sr. Notes
 9.25% due 2/01/04.................................         1,500      1,275,000
 Americredit Corp.
 Sr. Notes, Series B
 9.88% due 4/15/06.................................           500        425,000
 Bank United Capital Trust
 Sr. Notes
 10.25% due 12/31/26...............................         2,000      1,820,000
 Finova Group, Inc.
 Sr. Secured Notes
 7.50% due 11/15/09................................         1,500        600,000
 LaBranche & Co., Inc.
 Sr. Subordinated Notes
 12.00% due 3/02/07................................         1,795      1,992,450

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

Financial Services (continued)
 Western Financial Savings Bank
 Sr. Subordinated Notes
 8.88% due 8/01/07.................................   $     1,550   $  1,488,000
                                                                    ------------
                                                                       7,600,450
                                                                    ------------

Gaming--3.8%
 Circus Circus Enterprises, Inc.
 Sr. Subordinated Notes
 6.75% due 7/15/03.................................           500        455,000
 MGM Mirage, Inc.
 Sr. Callable Bond
 6.95% due 2/01/05.................................         1,500      1,433,940
 Park Place Entertainment Corp.
 Sr. Subordinated Notes
 8.13% due 5/15/11.................................         1,500      1,372,500
 Station Casinos, Inc.
 Sr. Subordinated Notes
 9.88% due 7/01/10.................................         1,500      1,365,000
                                                                    ------------
                                                                       4,626,440
                                                                    ------------

Health Services--3.7%
 Fresenius Medical Care Capital Trust I
 Sr. Notes
 9.00% due 12/01/06................................         1,750      1,785,000
 Fresenius Medical Care Capital Trust II
 Sr. Notes
 7.88% due 2/01/08.................................           750        742,500
 Select Medical Corp.
 Sr. Subordinated Notes
 9.50% due 6/15/09.................................         1,000        940,000
 Tenet Healthcare Corp.
 Sr. Notes
 8.00% due 1/15/05.................................         1,000      1,075,000
                                                                    ------------
                                                                       4,542,500
                                                                    ------------

Leisure & Tourism--3.1%
 Felcor Lodging LP
 Sr. Notes
 8.50% due 6/01/11(3)..............................         1,500      1,289,700
 Host Marriott LP
 Sr. Notes, Series E
 8.38% due 2/15/06.................................         1,750      1,557,500
 ITT Corp.
 New Notes
 6.75% due 11/15/05................................         1,000        977,250
                                                                    ------------
                                                                       3,824,450
                                                                    ------------

Manufacturing--1.3%
 Louisiana Pacific Corp.
 Sr. Subordinated Notes
 10.88% due 11/15/08...............................           600        552,000

    SunAmerica High Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 (unaudited) -- (continued)
-------------------------------------------------------------------------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Manufacturing (continued)
 Pentacon, Inc.
 Sr. Subordinated Notes, Series B
 12.25% due 4/01/09................................   $     2,350   $    987,000
                                                                    ------------
                                                                       1,539,000
                                                                    ------------

Media--3.2%
 Orion Network Systems, Inc.
 Sr. Disc. Notes
 zero coupon due 1/15/07(1)(2).....................         4,650      1,488,000
 Park-N-View, Inc.
 Sr. Notes, Series B
 13.00% due 5/15/08(5)(6)..........................         2,000        200,000
 Pegasus Satellite Communications, Inc. Sr. Notes
 12.38% due 8/01/06................................         2,500      2,200,000
                                                                    ------------
                                                                       3,888,000
                                                                    ------------

Metals & Minerals--5.4%
 Armco, Inc.
 Sr. Notes
 8.88% due 12/01/08................................         2,000      1,940,000
 Kaiser Aluminum & Chemical Corp.
 Sr. Notes, Series B
 10.88% due 10/15/06...............................         1,500      1,275,000
 Kaiser Aluminum & Chemical Corp.
 Sr. Subordinated Notes
 12.75% due 2/01/03................................         1,500      1,080,000
 Metal Management, Inc.
 Sr. Subordinated Notes
 10.00% due 5/15/08(6).............................         3,000        180,000
 Schuff Steel Co.
 Sr. Notes
 10.50% due 6/01/08................................         2,250      2,137,500
                                                                    ------------
                                                                       6,612,500
                                                                    ------------

Telecommunications--2.3%
 AMSC Acquisition Co., Inc.
 Sr. Notes, Series B
 12.25% due 4/01/08................................         1,750        306,250
 Flag Ltd.
 Sr. Notes
 8.25% due 1/30/08.................................           500        320,000
 Flag Telecom Holdings Ltd.
 Sr. Notes
 11.63% due 3/30/10................................         1,250        450,000
 Globix Corp.
 Sr. Notes
 12.50% due 2/01/10................................         4,575        823,500
 NTL Communications Corp.
 Sr. Notes Convertible
 6.75% due 5/15/08(3)..............................           750        309,375
 NTL, Inc.
 Sr. Notes, Series B
 zero coupon due 4/01/08(1)........................         1,500        450,000

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

Telecommunications (continued)
 PSINet, Inc.
 Sr. Notes
 11.50% due 11/01/08(6)............................   $     1,500   $     90,000
                                                                    ------------
                                                                       2,749,125
                                                                    ------------
Total Corporate Bonds & Notes
 (cost $115,888,944)...............................                   85,381,812
                                                                    ------------

FOREIGN BONDS & NOTES--13.4%
Broadcasting--0.8%
 Central European Media
  Enterprises Ltd.
 Sr. Notes
 9.38% due 8/15/04.................................         3,050        991,250
                                                                    ------------

Building Materials--1.7%
 Ainsworth Lumber Co., Ltd.
 Sr. Secured Notes
 12.50% due 7/15/07................................         2,350      2,032,750
                                                                    ------------

Cable--3.2%
 Australis Holdings Property Ltd.
 Sr. Disc. Notes
 15.00% due 11/01/02(5)(6).........................         1,000         20,000
 Callahan Nordrhein Westfalen
 Sr. Disc. Notes
 zero coupon due 7/15/10(1)........................         1,500        337,500
 Comcast UK Cable Partners Ltd.
 Sr. Disc. Notes
 11.20% due 11/15/07...............................         1,625      1,052,188
 Diamond Holdings PLC
 Sr. Notes
 9.13% due 2/01/08.................................         1,500        915,000
 Telewest Communications PLC
 Sr. Disc. Notes
 zero coupon due 2/01/10(1)........................           750        262,500
 Telewest Communications PLC
 Sr. Notes
 11.25% due 11/01/08...............................         2,000      1,300,000
                                                                    ------------
                                                                       3,887,188
                                                                    ------------

Cellular--1.8%
 Filtronic PLC
 Sr. Notes
 10.00% due 12/01/05...............................         2,100      1,533,000
 Occidente Y Caribe Celular SA
 Sr. Disc. Notes, Series B
 14.00% due 3/15/04................................           750        641,250
                                                                    ------------
                                                                       2,174,250
                                                                    ------------

Energy--3.0%
 Baytex Energy Ltd.
 Sr. Subordinated Notes
 10.50% due 2/15/11(3).............................         2,100      2,052,750

    SunAmerica High Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 (unaudited) -- (continued)
-------------------------------------------------------------------------------

                                                        Principal
                                                         Amount
                                                     (in thousands)/    Value
                Security Description                     Shares        (Note 2)

---------------------------------------------------------------------------------
FOREIGN BONDS & NOTES (continued)
Energy (continued)
 Calpine Canada Energy Finance ULC
 Guaranteed Sr. Notes
 8.50% due 5/01/08.................................    $     1,650   $  1,611,126
                                                                     ------------
                                                                        3,663,876
                                                                     ------------

Forest Products--1.0%
 Norske Skog Canada Ltd.
 Sr. Notes
 8.63% due 6/15/11(3)..............................          1,250      1,246,875
                                                                     ------------

Manufacturing--0.9%
 International Utility Structures, Inc.
 Sr. Subordinated Notes
 10.75% due 2/01/08................................          2,150      1,128,750
                                                                     ------------

Telecommunications--1.0%
 Global Crossing Holdings Ltd.
 Sr. Notes
 9.13% due 11/15/06................................            500        217,500
 GT Group Telecom, Inc.
 Sr. Disc. Exchange Notes
 zero coupon due 2/01/10(1)........................          2,000        400,000
 Satelites Mexicanos SA de CV
 Sr. Notes
 10.13% due 11/01/04...............................          1,000        600,000
                                                                     ------------
                                                                        1,217,500
                                                                     ------------

Total Foreign Bonds & Notes
 (cost $23,295,924)................................                    16,342,439
                                                                     ------------

PREFERRED STOCK--7.3%
Business Services--0.0%
 Earthwatch, Inc., Series C 8.50%(3)(5)(7).........        258,259          2,583
                                                                     ------------

Cable--4.2%
 CSC Holdings, Inc. 11.13%.........................         49,974      5,097,348
                                                                     ------------

Cellular--1.1%
 Nextel Communications, Inc., Series E 11.13%(7)...          3,061      1,316,230
                                                                     ------------

Telecommunications--2.0%
 Broadwing Communications, Inc. 12.50%.............          2,700      2,484,000
                                                                     ------------

Total Preferred Stock
 (cost $10,520,083)................................                     8,900,161
                                                                     ------------



                                                                       Value
               Security Description                 Shares/Warrants   (Note 2)

COMMON STOCK--0.1%
Cellular--0.0%
 International Wireless Communications Holdings,
  Inc.+(5)........................................        157,119   $     15,712
                                                                    ------------

Energy Services--0.1%
 Frontline Ltd.+..................................         13,000        117,925
                                                                    ------------

Gaming--0.0%
 Capital Gaming International, Inc.+(5)...........            241              2
                                                                    ------------

Total Common Stock
 (cost $1,874,950)................................                       133,639
                                                                    ------------

WARRANTS--0.1%+
Broadcasting--0.0%
 XM Satellite Radio, Inc.(5)......................          1,000             10
                                                                    ------------

Cable--0.0%
 Knology Holdings, Inc.(3)(5).....................          4,500             45
 UIH Australia Pacific, Inc.(5)...................          1,000             10
                                                                    ------------
                                                                              55
                                                                    ------------

Cellular--0.1%
 Leap Wireless International,
  Inc.(3).........................................          2,250         90,000
 Leap Wireless International,
  Inc.(3).........................................          1,950         39,000
 Occidente Y Caribe Celular
  SA(3)(5)........................................          7,750             78
                                                                    ------------
                                                                         129,078
                                                                    ------------

Energy Services--0.0%
 Key Energy Services, Inc. .......................          1,900         43,168
                                                                    ------------

Telecommunications--0.0%
 GT Group Telecom, Inc.(3)(5).....................          2,000             20
 KMC Telecom Holdings,
  Inc.(3)(5)......................................          3,650             36
 Motient Corp.(3)(5)..............................          1,750             18
                                                                    ------------
                                                                              74
                                                                    ------------

Total Warrants
 (cost $566,975)..................................                       172,385
                                                                    ------------

Total Investment Securities--90.8%
 (cost $152,146,876)..............................                   110,930,436
                                                                    ------------

    SunAmerica High Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 (unaudited) -- (continued)
-------------------------------------------------------------------------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)
--------------------------------------------------------------------------------
SHORT-TERM SECURITIES--0.5%
Metals & Minerals--0.5%
 Acme Metals, Inc.
  Sr. Notes
  12.50% due 8/01/02(6) (cost $1,531,058)..........     $  1,500    $    592,500
                                                                    ------------
REPURCHASE AGREEMENTS--5.6%
 State Street Bank & Trust Co.
  Joint Repurchase Agreement
  Account (Note 2).................................          933         933,000
 UBS Warburg, Inc.
  Joint Repurchase Agreement Account (Note 2)......        6,000       6,000,000
                                                                    ------------
Total Repurchase Agreements
 (cost $6,933,000).................................                    6,933,000
                                                                    ------------

TOTAL INVESTMENTS--
 (cost $160,610,934*)..............................         96.9%    118,455,936
Other assets less liabilities......................          3.1       3,735,704
                                                        --------    ------------

NET ASSETS--                                               100.0%   $122,191,640
                                                        ========    ============

------
*    See Note 5
+    Non-income producing security
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2)  Bond issued as part of a unit which includes an equity component
(3)  Resale restricted to qualified institutional buyers
(4)  Variable rate security; rate as of September 30, 2001
(5)  Fair valued security; see Note 2
(6)  Bond in default
(7) PIK ("Payment-in-kind") payment made with additional shares in lieu of cash

See Notes to Financial Statements

    SunAmerica Tax Exempt Insured Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 (unaudited)
-------------------------------------------------------------------------------

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

-------------------------------------------------------------------------------
MUNICIPAL BONDS--94.5%
Alaska--0.4%
 Alaska State Housing Finance Corp., Series A-2,
  7.50% due 12/01/15+..............................     $  355     $    356,697
                                                                   ------------

Arkansas--0.1%
 Arkansas State Development Finance Authority,
  Single Family Mortgage Revenue,
  9.00% due 6/01/14+...............................        110          111,309
                                                                   ------------

California--0.7%
 Anaheim, California Public Financing Authority,
  Revenue, Series A,
  zero coupon due 9/01/18+.........................      1,500          643,005
                                                                   ------------

Colorado--5.4%
 Denver Colorado City & County School District
  Number 1 5.00% due 12/01/23+.....................      2,500        2,470,125
 Highlands Ranch Metropolitan District, Colorado
  General Obligation,
  6.50% due 6/15/09+...............................      1,960        2,292,259
                                                                   ------------
                                                                      4,762,384
                                                                   ------------

Georgia--3.7%
 Municipal Electric Authority, Georgia Special
  Obligation, Series Y,
  6.40% due 1/01/09+...............................      1,250        1,440,235
 Municipal Electric Authority, Georgia Special
  Obligation, Series Y,
  6.40% due 1/01/13+...............................      1,500        1,772,122
                                                                   ------------
                                                                      3,212,357
                                                                   ------------

Idaho--0.9%
 Idaho Housing & Finance Association, Single Family
  Mortgage,
  5.63% due 7/01/15................................        775          811,146
                                                                   ------------

Illinois--13.9%
 Chicago Illinois Board of Education, General
  Obligation,
  6.75% due 12/01/11+..............................      2,000        2,416,760

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

Illinois (continued)
 Cook & Du Page Counties, Illinois High School,
  District Number 210, General Obligation, zero
  coupon due 12/01/12+.............................    $ 1,600     $    959,344
 Cook County, Illinois Community College, District
  Number 508, 7.70% due 12/01/07+..................      4,000        4,875,520
 Illinois Health Facilities Authority, Lutheran
  General Health Systems,
  7.00% due 4/01/08+...............................      3,400        3,962,462
                                                                   ------------
                                                                     12,214,086
                                                                   ------------

Kentucky--4.6%
 Louisville & Jefferson County, Kentucky Regional
  Airport Authority, Series A,
  6.50% due 7/01/17+...............................      3,500        3,993,150
                                                                   ------------

Louisiana--3.0%
 New Orleans, Louisiana, Revenue Refunding,
  5.50% due 12/01/21+..............................      2,500        2,674,000
                                                                   ------------

Maine--2.0%
 Maine State Housing Authority Mortgage Purchase,
  Revenue, Series C,
  5.95% due 11/15/20...............................      1,700        1,776,092
                                                                   ------------

Massachusetts--2.3%
 Massachusetts State Housing
  Finance Agency, Insured Rental, Series A,
  6.60% due 7/01/14+...............................        875          922,407
 Massachusetts State Port Authority, Revenue,
  6.25% due 7/01/17................................      1,000        1,080,410
                                                                   ------------
                                                                      2,002,817
                                                                   ------------

Michigan--6.4%
 Detroit Michigan Sewage Disposal, Revenue,
  5.00% due 7/01/27+...............................      2,000        1,945,640
 Michigan Municipal Bond Authority, Revenue Capital
  Appreciation, Local Government Loan,
  zero coupon due 5/01/16+.........................      2,735        1,317,258

    SunAmerica Tax Exempt Insured Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)  (Note 2)

-------------------------------------------------------------------------------
MUNICIPAL BONDS (continued)
Michigan (continued)
 Michigan Municipal Bond Authority, Revenue Capital
  Appreciation, Local Government Loan, zero coupon
  due 5/01/17+......................................     $2,875     $ 1,299,184
 Michigan State Hospital Finance Authority, Revenue,
  Series A, 6.25% due 11/15/14+.....................      1,000       1,096,320
                                                                    -----------
                                                                      5,658,402
                                                                    -----------

Minnesota--2.5%
 Minneapolis & St. Paul Minnesota, Metropolitan
  Airports, Revenue, Series B,
  5.63% due 1/01/14+(2).............................      2,100       2,230,326
                                                                    -----------

Missouri--6.6%
 Sikeston, Missouri Electric, Revenue,
  6.20% due 6/01/10+................................      5,000       5,795,300
                                                                    -----------
Nevada--9.4%
 Clark County, Nevada Public Facilities, General
  Obligation, Series C,
  5.00% due 6/01/24+................................      1,500       1,466,070
 Nevada Housing Division, Single Family Mortgage
  Revenue, Series A,
  8.63% due 4/01/16+(1).............................      4,945       5,069,565
 Nevada State, Municipal Bond Bank Project, Series A
  5.00% due 5/15/28+................................      1,750       1,712,077
                                                                    -----------
                                                                      8,247,712
                                                                    -----------

New Jersey--3.4%
 New Jersey State Transportation Trust Fund
  Authority, Transportation Systems Revenue, Series
  B,
  6.50% due 6/15/10+................................      2,500       2,961,900
                                                                    -----------
New Mexico--0.1%
 New Mexico Mortgage Finance Authority, Single
  Family Mortgage Revenue, Series C,
  8.63% due 7/01/17+................................         75          75,176
                                                                    -----------


New York--1.5%
 Niagara Falls, New York, General Obligation,
  7.50% due 3/01/13+................................        445         571,527

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)  (Note 2)

New York (continued)
 Niagara Falls, New York, General Obligation,
  7.50% due 3/01/14+................................     $  555     $   717,681
                                                                    -----------
                                                                      1,289,208
                                                                    -----------

North Carolina--2.4%
 North Carolina Housing Finance Agency, Revenue,
  Home Ownership, Series 8A,
  6.20% due 7/01/16.................................      2,000       2,137,400
                                                                    -----------

Ohio--4.5%
 Lucas County, Ohio Hospital Revenue, St Vincent
  Medical Center,
  6.50% due 8/15/07+................................      2,545       2,682,863
 Woodridge, Ohio Local School District, General
  Obligation, 6.80% due 12/01/14+...................      1,000       1,234,100
                                                                    -----------
                                                                      3,916,963
                                                                    -----------

Oklahoma--2.0%
 Grand River Dam Authority, Oklahoma Revenue
  Refunding, 6.25% due 6/01/11+.....................      1,500       1,756,635
                                                                    -----------

Pennsylvania--0.1%
 Pennsylvania Housing Finance Agency, Multi-Family
  Mortgage, 9.38% due 8/01/28+......................        120         121,651
                                                                    -----------

South Dakota--2.8%
 South Dakota St Health & Educational Facilities
  Authority, Revenue,
  6.25% due 7/01/10+................................      2,120       2,432,234
                                                                    -----------

Texas--12.0%
 Harris County, Texas Hospital District, Mortgage,
  Revenue,
  7.40% due 2/15/10+................................      2,500       2,945,448
 Houston, Texas Independent School District, General
  Obligation, Series A,
  5.00% due 2/15/19.................................      5,000       4,959,600
 Houston, Texas Water Conveyance Systems Contract,
  Series J, Certificates of Participation,
  6.13% due 12/15/08+...............................      1,250       1,414,187

    SunAmerica Tax Exempt Insured Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------

                                       Principal
     Security                            Amount        Value
   Description                       (in thousands)  (Note 2)

---------------------------------------------------------------
MUNICIPAL BONDS
 (continued)
Texas (continued)
 San Antonio, Texas, Hotel
  Occupancy, Revenue,
  zero coupon due 8/15/17+.......       $2,700     $ 1,192,995
                                                   -----------
                                                    10,512,230
                                                   -----------

Virginia--1.2%
 Virginia State Housing
  Development Authority,
  Multi-Family, Series H,
  5.50% due 5/01/13+.............        1,000       1,051,360
                                                   -----------

Washington--2.6%
 Washington State Housing Finance
  Commission, Multi-Family
  Mortgage Revenue, Series A,
  6.00% due 7/10/15..............        2,000       2,296,200
                                                   -----------

Total Investment Securities--94.5%
 (cost $75,845,005)..............                   83,039,740
                                                   -----------

SHORT-TERM SECURITIES--4.2%
Idaho--4.2%
 Idaho Health Facilities
  Authority, Revenue, St.
  Lukes Medical Center
  2.80% due 10/01/01
  (cost $3,700,000)..............        3,700       3,700,000
                                                   -----------
TOTAL INVESTMENTS--
 (cost $79,545,005)..............         98.7%     86,739,740
Other assets less liabilities....          1.3       1,131,140
                                        ------     -----------
NET ASSETS--                             100.0%    $87,870,880
                                        ======     ===========

------
*   See Note 5
+ All or part of this security is insured by the Government National Mortgage Association ("GNMA"), Financial Security Assurance ("FSA"), Financial Guarantee Insurance Corp. ("FGIC"), Municipal Bond Insurance Association ("MBIA"), or American Municipal Bond Assurance Corp. ("AMBAC") ($69,978,892 or 79.6% of Net Assets)
(1) Variable rate security; maturity date reflects next reset date
(2) The Security or a portion thereof represents collateral for the following open futures contract:

Open Futures Contracts

                                                 Value as of                 Unrealized
Number of         Description and               September 30,               Appreciation/
Contracts         Expiration Date                   2001                    Depreciation
---------         ---------------               -------------               -------------
10 Long           U.S. Long Bond                 $1,055,000                    $3,829
                  December 2001

See Notes to Financial Statements

               Principal
 Security        Amount        Value
Description  (in thousands)  (Note 2)


    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 -- (unaudited)
-------------------------------------------------------------------------------

Note 1. Organization
        ------------

  SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of five different investment series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An investor may invest in one or more of the following Funds: SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund, SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objectives for each of the Funds are as follows:

  U.S. Government Securities Fund seeks high current income consistent with relative safety of capital by investing primarily in securities of high credit quality and relatively low duration issued or guaranteed by the U.S. government, or any agency or instrumentality thereof.

  GNMA Fund (formerly Federal Securities Fund) seeks current income, with capital appreciation as a secondary objective, by investing primarily in securities of high credit quality and relatively high duration issued or guaranteed by the U.S. government, or any agency or instrumentality thereof, with a significant portion invested in mortgage-backed securities.

  Diversified Income Fund seeks a high level of current income consistent with moderate investment risk, with preservation of capital as a secondary objective.

  High Income Fund seeks maximum current income by investing primarily in high-yield, high-risk corporate bonds generally with relatively low duration.

  Tax Exempt Insured Fund seeks as high a level of current income exempt from federal income taxes as is consistent with preservation of capital.

  Each Fund currently offers three classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Class II shares are offered at net asset value per share plus an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within eighteen months of purchase. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 (unaudited) --
    (continued)
-------------------------------------------------------------------------------

  and account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") except that Class B and Class II shares are subject to higher distribution fee rates.

Note 2. Significant Accounting Policies
        -------------------------------

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a securities price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. The preceding procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Trustees, some other method would more accurately reflect the fair market value of such debt securities in quantities owned by such Fund. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

  Repurchase Agreements: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated investment companies. The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 (unaudited) --
    (continued)
-------------------------------------------------------------------------------

  repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  As of September 30, 2001 the U.S. Government Securities Fund, GNMA Fund, Diversified Income Fund and High Income Fund had a 0.16%, 0.47%, 0.38% and 0.56% undivided interest, respectively, which represented $276,000, $789,000, $645,000 and $933,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. In addition, the U.S. Government Securities Fund, GNMA Fund, Diversified Income Fund and High Income Fund, had a 7.00%, 5.67%, 1.67% and 2.00% undivided interest which represented $21,000,000, $17,000,000, $5,000,000, and $6,000,000,
  respectively, in principal amount in a joint repurchase agreement with UBS Warburg LLC. As of such date, the repurchase agreements in the joint account and the collateral therefore were as follows:

  State Street Bank & Trust Co. Repurchase Agreement, 3.05% dated 9/28/01 in the principle amount of $167,974,000, repurchase price $168,016,693 due 10/01/01, collateralized by $173,085,000 U.S. Treasury Bills 2.23% due 1/17/02, approximate aggregate value $171,354,150.

  UBS Warburg, Inc. Repurchase Agreement, 3.18% dated 9/28/01, in the principal amount of $300,000,000, repurchase price $300,079,500 due 10/01/01, collateralized by $200,000,000 U.S. Treasury Bonds 5.25% due 11/15/28, $91,808,000 U.S. Treasury Bonds 6.88% due 8/15/25, approximate aggregate value $306,001,520.

  Securities Transactions, Investment Income, Dividends and Distributions to
  Shareholders: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. For federal income tax purposes, the Funds do not amortize market premiums (except for Tax Exempt Insured Fund) or accrete market discounts (except for Diversified Income Fund and High Income Fund) except original issue discounts for which amortization is required for federal income tax purposes.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the funds within the Trust to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Prior to April 1, 2001, the U.S. Government Securities, GNMA and Tax Exempt Insured Funds did not accrete discounts and the U.S. Government Securities, GNMA, Diversified Income and High Income Fund did not amortize market premiums for financial reporting purposes. Based on securities held by the Funds on September 30, 2001, the cumulative effect of this

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 (unaudited) --
    (continued)
-------------------------------------------------------------------------------

  accounting change had no impact on total net assets, but resulted in an adjustment of $(323,620) $(31,820), $(82,664), $(336,086) and $43,550 to the
  cost of investment securities for the U.S. Government Securities, GNMA, Diversified Income, High Income and Tax Exempt Insured Fund, respectively. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

  The effect of this change for the six months ended September 30, 2001 was as follows:

                                                       Unrealized        Net
                                            Net       appreciation  realized gain
                                         investment  (depreciation)   (loss) on
                                           income    on investments  investments
                                         ----------  -------------- -------------
     U.S. Government Securities Fund.... $ (51,415)     $  6,036       $45,379
     GNMA Fund..........................   (22,801)      (18,414)       41,215
     Diversified Income Fund............   (26,558)       15,817        10,741
     High Income Fund...................  (105,937)       45,038        60,899
     Tax Exempt Insured Fund............    13,029       (12,975)          (54)

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

  Funds which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

  Expenses common to all Funds are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

  Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss and net assets are not affected.

  For the year ended March 31, 2001, the following reclassifications arising from book/tax differences were primarily the result of market discount and paydown losses.

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 (unaudited) --
    (continued)
-------------------------------------------------------------------------------


                                       Accumulated       Accumulated
                                    Undistributed Net Undistributed Net
                                       Investment         Realized      Paid-In
                                      Income/(Loss)      Gain/(Loss)    Capital
                                    ----------------- ----------------- -------
     U.S. Government Securities
      Fund.........................     $ (93,004)        $ 93,004       $--
     GNMA Fund.....................        10,728          (10,728)       --
     Diversified Income Fund.......           --               --         --
     High Income Fund..............      (135,698)         135,698        --
     Tax Exempt Insured Fund.......           --               --         --

  Investment Securities Loaned: During the six months ended September 30, 2001, U.S. Government Securities Fund and GNMA Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Funds receive cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Funds may use the cash collateral received to invest in short-term investments which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the Funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Funds may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

  At September 30, 2001, U.S. Government Securities and GNMA Fund loaned securities having a value of $18,738,640 and $15,615,627, respectively, and held cash collateral of $19,125,000 and $15,937,500, respectively, for these loans.

  Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 (unaudited) --
    (continued)
-------------------------------------------------------------------------------


  Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  Mortgage-Backed Dollar Rolls: During the six months ended September 30, 2001, the U.S. Government Securities Fund and the GNMA Fund entered into dollar rolls using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). The Funds' policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SAAMCo and its affiliates.

  The Funds pay SAAMCo a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                    Management
                                                       Assets          Fees
                                                  ----------------- ----------
   U.S. Government Securities Fund and High
    Income Fund.................................. $0 - $200 million    0.75%
                                          Greater than $200 million    0.72%
                                          Greater than $400 million    0.55%
   GNMA Fund..................................... $0 - $25  million    0.55%
                                          Greater than $25  million    0.50%
                                          Greater than $50  million    0.45%
   Diversified Income Fund....................... $0 - $350 million    0.65%
                                          Greater than $350 million    0.60%
   Tax Exempt Insured Fund....................... $0 - $350 million    0.50%
                                          Greater than $350 million    0.45%

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 (unaudited) --
    (continued)
-------------------------------------------------------------------------------


  For the six months ended September 30, 2001, SAAMCo has agreed to reimburse expenses as follows:

        U.S. Government Securities Fund Class II................... $ 3,479
        GNMA Fund Class A..........................................  89,623
        GNMA Fund Class B..........................................  52,929
        GNMA Fund Class II.........................................  26,604
        Diversified Income Fund Class II...........................   5,551
        High Income Fund Class II..................................   9,038
        Tax Exempt Insured Fund Class II...........................   9,379

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or "Distributor"), an affiliate of the Adviser. Each Fund, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans, hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Trustees determined that there was a reasonable likelihood that each Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class A, Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class II Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the six months ended September 30, 2001, SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

  SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class A, Class B and Class II fund shares. SACS has advised the Funds that for the six months

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 (unaudited) --
    (continued)
-------------------------------------------------------------------------------

  ended September 30, 2001, the proceeds received from Class A and Class II sales (and paid out to affiliated and non-affiliated broker-dealers) and Class A, Class B and Class II redemptions were as follows:

                                            Class A                   Class B
                             -------------------------------------- ------------
                                                                     Contingent
                              Sales     Affiliated   Non-affiliated   Deferred
                             Charges  Broker-dealers Broker-dealers Sales Charge
                             -------- -------------- -------------- ------------
   U.S. Government
    Securities Fund........  $144,156    $ 49,533       $ 58,049      $ 30,443
   GNMA Fund...............   483,624     224,629        170,431       111,339
   Diversified Income Fund.    31,556       6,998         18,425        24,219
   High Income Fund........    78,616      19,468         46,366       110,620
   Tax Exempt Insured Fund.    28,814       7,610         16,097        19,352
                                            Class II                  Class II
                             -------------------------------------- ------------
                                                                     Contingent
                              Sales     Affiliated   Non-affiliated   Deferred
                             Charges  Broker-dealers Broker-dealers Sales Charge
                             -------- -------------- -------------- ------------
   U.S. Government
    Securities Fund........  $ 15,392    $  3,686       $ 11,706      $  4,728
   GNMA Fund...............    90,696      39,685         51,011        21,891
   Diversified Income Fund.    12,457       4,866          7,591         5,390
   High Income Fund........    32,117      10,157         21,960         9,869
   Tax Exempt Insured Fund.    11,110       6,959          4,151           210

  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Trustees. For the six months ended September 30, 2001 the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                                              Payable At
                                       Expenses           September 30, 2001
                               ------------------------ ----------------------
                                                 Class                  Class
                               Class A  Class B   II    Class A Class B   II
                               -------- ------- ------- ------- ------- ------
   U.S. Government Securities
    Fund...................... $185,294 $31,453 $ 3,847 $31,321 $ 5,560 $  759
   GNMA Fund..................   96,418  55,614  23,999  18,889  11,820  5,137
   Diversified Income Fund....   33,199  18,763   4,556   5,373   3,217    786
   High Income Fund...........   61,528  75,983  21,251   9,893  12,208  3,389
   Tax Exempt Insured Fund....   79,220  15,060   1,444  13,113   2,430    323

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 (unaudited) --
    (continued)
-------------------------------------------------------------------------------


Note 4. Purchases and Sales of Investment Securities

  The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the six months ended September 30, 2001 were as follows:

                             U.S. Government               Diversified       High      Tax Exempt
                               Securities        GNMA         Income        Income       Insured
                                  Fund           Fund          Fund          Fund         Fund
                             --------------- ------------  ------------  ------------  -----------
   Purchases (excluding
    U.S. government
    securities)............   $        --    $        --   $  7,250,718  $ 79,888,128  $ 1,636,898
   Sales (excluding U.S.
    government securities).            --             --      9,706,485    85,182,091    5,498,400
   Purchases of U.S.
    government securities..    629,775,204    412,867,009     4,812,031           --           --
   Sales of U.S. government
    securities.............    590,369,796    278,257,188     1,898,750           --           --

Note 5. Portfolio Securities

  Each Fund intends to comply with the requirements of the Internal Revenue
  Code, as amended, applicable to regulated investment companies and to distribute all of their net income (taxable and tax exempt) to their shareholders. Therefore, no federal income tax or excise tax provisions are required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                             U.S. Government               Diversified       High      Tax Exempt
                               Securities        GNMA         Income        Income       Insured
                                  Fund           Fund          Fund          Fund         Fund
                             --------------- ------------  ------------  ------------  -----------
   Cost....................   $226,989,684   $241,962,983  $ 58,985,070  $160,610,934  $79,545,005
                              ============   ============  ============  ============  ===========
   Appreciation............      5,081,410      4,766,396     1,538,572     1,578,654    7,252,652
   Depreciation............       (166,040)      (158,974)  (10,202,886)  (43,733,652)     (57,917)
                              ------------   ------------  ------------  ------------  -----------
   Unrealized appreciation
    (depreciation)--net....      4,915,370      4,607,422    (8,664,314)  (42,154,998)   7,194,735
                              ============   ============  ============  ============  ===========

  At March 31, 2001, U.S. Government Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had capital loss carry forwards of $23,031,642, $35,135,006, $45,546,085 and $2,469,224, respectively, which were available to the extent provided in regulations and which will expire between 2003-2009. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

  GNMA Fund, Diversified Income Fund and High Income Fund had post October 31, 2000 capital loss deferrals of $16,514, $2,614,870 and $8,350,243, respectively. In addition, High Income Fund had a post October 31, 2000 currency loss deferral of $8,213.

  U.S. Government Fund and GNMA Fund utilized capital loss carry forwards of $5,721,329, and $766,687, respectively, to offset the Fund's net taxable gains realized and recognized in the year ended March 31, 2001.

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 -- (unaudited) -- (continued)
------------------------------------------------------------------------------


Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each series were as follows:


                                                         U.S. Government Securities Fund
                       ----------------------------------------------------------------------------------------------------------
                                             Class A                                               Class B
                       ------------------------------------------------------  --------------------------------------------------
                                For the                     For the                    For the                   For the
                           six months ended               year ended              six months ended             year ended
                          September 30, 2001            March 31, 2001           September 30, 2001          March 31, 2001
                       --------------------------  --------------------------  ------------------------  ------------------------
                         Shares        Amount        Shares        Amount        Shares       Amount       Shares       Amount
                       -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold.....        12,598,053  $ 112,078,687   19,139,541  $ 166,849,074   1,691,311  $ 15,125,561   2,206,877  $ 19,366,149
Reinvested dividends.      302,430      2,689,412      665,463      5,686,475      47,338       420,771     115,251       979,620
Shares redeemed.       (12,708,566)  (112,996,675) (18,932,641)  (164,835,414) (1,700,408)  (15,085,939) (3,804,428)  (32,348,784)
                       -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).....           191,917  $   1,771,424      872,363  $   7,700,135      38,241  $    460,393  (1,482,300) $(12,003,015)
                       ===========  =============  ===========  =============  ==========  ============  ==========  ============

                                 U.S. Government Securities Fund
                       ------------------------------------------------------
                                            Class II
                       ------------------------------------------------------
                                For the                     For the
                           six months ended               year ended
                          September 30, 2001            March 31, 2001
                       --------------------------  --------------------------
                         Shares        Amount        Shares        Amount
                       -----------  -------------  -----------  -------------
Shares sold.....           786,678  $   7,027,966      534,106  $   4,658,554
Reinvested
 dividends......             5,323         47,362        6,053         52,061
Shares redeemed.          (545,013)    (4,815,863)    (278,574)    (2,406,816)
                       -----------  -------------  -----------  -------------
Net increase....           246,988  $   2,259,465      261,585  $   2,303,799
                       ===========  =============  ===========  =============

                                                                    GNMA Fund
                       ----------------------------------------------------------------------------------------------------------
                                             Class A                                               Class B
                       ------------------------------------------------------  --------------------------------------------------
                                For the                     For the                    For the                   For the
                           six months ended               year ended              six months ended             year ended
                          September 30, 2001            March 31, 2001           September 30, 2001          March 31, 2001
                       --------------------------  --------------------------  ------------------------  ------------------------
                         Shares        Amount        Shares        Amount        Shares       Amount       Shares       Amount
                       -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold.....         5,009,501  $  55,996,225    4,020,542  $  43,484,965   3,423,930  $ 38,500,076   2,152,346  $ 23,566,164
Reinvested
 dividends......           144,221      1,612,687      235,341      2,522,677      56,309       631,009      77,819       834,749
Shares redeemed.        (2,078,504)   (23,212,329)  (2,009,139)   (21,671,176)   (619,216)   (6,927,098)   (945,919)  (10,115,984)
                       -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).....         3,075,218  $  34,396,583    2,246,744  $  24,336,466   2,861,023  $ 32,203,987   1,284,246  $ 14,284,929
                       ===========  =============  ===========  =============  ==========  ============  ==========  ============

                                            GNMA Fund
                       ------------------------------------------------------
                                            Class II
                       ------------------------------------------------------
                                For the                     For the
                           six months ended               year ended
                          September 30, 2001            March 31, 2001
                       --------------------------  --------------------------
                         Shares        Amount        Shares        Amount
                       -----------  -------------  -----------  -------------
Shares sold.....         1,746,564  $  19,695,327    1,396,903  $  15,334,491
Reinvested
 dividends......            32,093        359,743       15,637        169,492
Shares redeemed.          (436,930)    (4,907,256)    (126,175)    (1,377,525)
                       -----------  -------------  -----------  -------------
Net increase....         1,341,727  $  15,147,814    1,286,365  $  14,126,458
                       ===========  =============  ===========  =============

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 (unaudited) --
    (continued)
-------------------------------------------------------------------------------


                                                      Diversified Income Fund
                    ---------------------------------------------------------------------------------------------------
                                       Class A                                           Class B
                    ------------------------------------------------  -------------------------------------------------
                           For the                  For the                  For the                   For the
                       six months ended            year ended            six months ended            year ended
                      September 30, 2001         March 31, 2001         September 30, 2001         March 31, 2001
                    -----------------------  -----------------------  -----------------------  ------------------------
                      Shares      Amount       Shares      Amount       Shares      Amount       Shares       Amount
                    ----------  -----------  ----------  -----------  ----------  -----------  ----------  ------------
Shares sold........  1,186,030  $ 3,854,598   3,431,079  $12,106,417   1,810,845  $ 5,890,991   2,087,359  $  7,311,328
Reinvested
 dividends.........    221,627      720,688     395,187    1,409,827     109,039      355,100     261,895       940,680
Shares redeemed.... (1,342,837)  (4,356,708) (2,665,653)  (9,534,841) (1,203,512)  (3,922,999) (3,782,637)  (13,569,000)
                    ----------  -----------  ----------  -----------  ----------  -----------  ----------  ------------
Net increase
 (decrease)........     64,820  $   218,578   1,160,613  $ 3,981,403     716,372  $ 2,323,092  (1,433,383) $ (5,316,992)
                    ==========  ===========  ==========  ===========  ==========  ===========  ==========  ============

                               Diversified Income Fund
                    ------------------------------------------------
                                      Class II
                    ------------------------------------------------
                           For the                  For the
                       six months ended            year ended
                      September 30, 2001         March 31, 2001
                    -----------------------  -----------------------
                      Shares      Amount       Shares      Amount
                    ----------  -----------  ----------  -----------
Shares sold........    685,056  $ 2,243,523     890,498  $ 3,145,731
Reinvested
 dividends.........     32,385      105,546      44,645      158,606
Shares redeemed....   (499,186)  (1,634,453)   (124,416)    (442,865)
                    ----------  -----------  ----------  -----------
Net increase.......    218,255  $   714,616     810,727  $ 2,861,472
                    ==========  ===========  ==========  ===========

                                                          High Income Fund
                  --------------------------------------------------------------------------------------------------------
                                      Class A                                              Class B
                  ---------------------------------------------------  ---------------------------------------------------
                          For the                   For the                    For the                   For the
                     six months ended              year ended             six months ended              year ended
                    September 30, 2001           March 31, 2001          September 30, 2001           March 31, 2001
                  ------------------------  -------------------------  ------------------------  -------------------------
                    Shares       Amount       Shares        Amount       Shares       Amount       Shares        Amount
                  ----------  ------------  -----------  ------------  ----------  ------------  -----------  ------------
Shares sold.....   8,394,004  $ 39,809,171   10,654,335  $ 58,180,564   5,781,321  $ 27,657,813    8,795,520  $ 48,355,972
Reinvested
 dividends......     415,380     1,953,983      663,338     3,674,567     355,007     1,671,700      658,813     3,663,785
Shares redeemed.  (9,023,757)  (41,568,005) (11,172,321)  (61,889,524) (5,173,412)  (24,087,333) (11,061,896)  (62,137,774)
                  ----------  ------------  -----------  ------------  ----------  ------------  -----------  ------------
Net increase
 (decrease).....    (214,373) $    195,149      145,352  $    (34,393)    962,916  $  5,242,180   (1,607,563) $(10,118,017)
                  ==========  ============  ===========  ============  ==========  ============  ===========  ============

                                  High Income Fund
                  ---------------------------------------------------
                                      Class II
                  ---------------------------------------------------
                          For the                   For the
                     six months ended              year ended
                    September 30, 2001           March 31, 2001
                  ------------------------  -------------------------
                    Shares       Amount       Shares        Amount
                  ----------  ------------  -----------  ------------
Shares sold.....   1,823,004  $  8,786,382    4,724,578  $ 25,531,603
Reinvested
 dividends......     102,798       485,478      104,241       574,245
Shares redeemed.  (1,991,526)   (9,447,648)  (2,790,830)  (15,071,531)
                  ----------  ------------  -----------  ------------
Net increase....     (65,724) $   (175,788)   2,037,989  $ 11,034,317
                  ==========  ============  ===========  ============

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 (unaudited) --
    (continued)
-------------------------------------------------------------------------------


                                                         Tax Exempt Insured Fund
                          ---------------------------------------------------------------------------------------------
                                            Class A                                         Class B
                          -----------------------------------------------  --------------------------------------------
                                For the                  For the                 For the                For the
                            six months ended           year ended            six months ended          year ended
                           September 30, 2001        March 31, 2001         September 30, 2001       March 31, 2001
                          ---------------------  ------------------------  ---------------------  ---------------------
                           Shares     Amount       Shares       Amount      Shares     Amount      Shares     Amount
                          --------  -----------  ----------  ------------  --------  -----------  --------  -----------
Shares sold.............   366,076  $ 4,754,836   2,008,197  $ 25,481,725   176,234  $ 2,294,386   576,575  $ 7,428,708
Reinvested dividends....    65,838      854,104     133,685     1,686,164     9,321      120,379    20,549      258,339
Shares redeemed.........  (465,003)  (6,039,895) (2,131,016)  (27,001,901) (416,370)  (5,349,980) (660,012)  (8,338,757)
                          --------  -----------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease).   (33,089) $  (430,955)     10,866  $    165,988  (230,815) $(2,935,215)  (62,888) $  (651,710)
                          ========  ===========  ==========  ============  ========  ===========  ========  ===========

                                    Tax Exempt Insured Fund
                          -----------------------------------------------
                                            Class II
                          -----------------------------------------------
                                For the                  For the
                            six months ended           year  ended
                           September 30, 2001         March 31, 2000
                          ---------------------  ------------------------
                           Shares     Amount       Shares       Amount
                          --------  -----------  ----------  ------------
Shares sold.............   122,336  $ 1,592,455      29,821  $    370,882
Reinvested dividends....     1,524       19,824       1,268        15,997
Shares redeemed.........   (26,894)    (356,205)    (22,356)     (269,889)
                          --------  -----------  ----------  ------------
Net increase............    96,966  $ 1,256,074       8,733  $    116,990
                          ========  ===========  ==========  ============

* Commencement of sale of respective class of shares

Note 7. Commitments and Contingencies

  The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and Federal Funds rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the six months ended September 30, 2001, the Diversified Income Fund and the High Income Fund had borrowings outstanding for 22 and 98 days, respectively, under the line of credit and incurred $1,491 and $82,650, respectively in interest charges related to these borrowings. The Diversified Income and the High Income Fund's average amount of debt under the line of credit for the days utilized was $376,237 and $4,650,763 at a weighted average interest of 6.76% and 6.60%, respectively.

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 (unaudited) --
    (continued)
---------------------------------- --------------------------------------------


Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's Account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of September 30, 2001, U.S. Government Securities Fund, GNMA Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had accrued $96,498, $13,027, $22,077, $34,284 and $27,658, respectively, for the
  Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the six months ended September 30, 2001 expensed $1,781, $626, $467, $1,305 and $794, respectively, for the Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

Note 9. Subsequent Events

  On November 16, 2001, the SunAmerica U.S. Government Securities, Diversified Income (to be renamed SunAmerica Strategic Bond Fund), High Income (to be renamed the SunAmerica High Yield Bond Fund) and Tax Exempt Insured Funds acquired all of the assets and liabilities in a tax-free reorganization of the North American U.S. Government Securities, Strategic Income, High Yield Bond and Municipal Bond Funds, respectively. In addition, SunAmerica Core Bond Fund is a newly created portfolio of the SunAmerica Income Funds which acquired, in a tax-free reorganization, all of the assets and liabilities of the North American Core Bond Fund.

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 (unaudited) --
    (continued)
-------------------------------------------------------------------------------

  Based on generally accepted accounting principals, from a financial reporting standpoint, the North American High Yield Bond Fund and Strategic Income Fund are the surviving entities. Notwithstanding the foregoing, the renamed SunAmerica Strategic Bond Fund and High Yield Bond Fund are the surviving entities for legal and tax reporting purposes. The net assets of the acquiring funds before and after the acquisition are as follows:

                                                                Net Assets+
                                                         -------------------------
   Acquiring Fund (Legal                                     Pre-         Post
         Survivor)                 Acquired Fund         Acquisition  Acquisition
   ----------------------  ----------------------------  ------------ ------------
   SunAmerica U.S.         North American U.S.
    Government Securities   Government Securities        $208,965,000 $257,746,000
   SunAmerica Strategic    North American Strategic
    Bond*                   Income                         31,973,000   82,328,000
   SunAmerica High Yield   North American High Yield
    Bond*                   Bond                           70,292,000  212,936,000
   SunAmericaTax Exempt    North American Municipal
    Insured                Bond                            88,549,000  104,577,000
   SunAmerica Core Bond    North American Core Bond       352,054,000  352,054,000

  ------
  *Formerly Diversified Income Fund and High Income Fund, respectively.
  +Estimated

[LOGO] SUNAMERICA

The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

Trustees
   S. James Coppersmith
   Samuel M. Eisenstat
   Stephen J. Gutman
   Peter A. Harbeck
   Sebastiano Sterpa

Officers

   Peter A. Harbeck, President
   Peter C. Sutton, Treasurer
   Robert M. Zakem, Secretary
   Michael Cheah, Vice President
   Donna M. Handel, Vice President and
     Assistant Treasurer
   James T. McGrath, Vice President
   J. Steven Neamtz, Vice President
   Peter E. Pisapia, Vice President and
     Assistant Secretary
   John Risner, Vice President
   Patrick Cronin, Assistant Treasurer
   Laura E. Filippone, Assistant Treasurer
   Cheryl L. Hawthorne, Assistant Treasurer
   Keith E. Roach, Assistant Treasurer
   Stacey V. Morrison, Assistant Secretary
   Abbe P. Stein, Assistant Secretary

Investment Adviser

   SunAmerica Asset Management Corp.
   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204

Distributor

   SunAmerica Capital Services, Inc.
   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204

Shareholder Servicing Agent

   SunAmerica Fund Services, Inc.
   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204

Custodian and Transfer Agent

   State Street Bank and Trust Company
   P.O. Box 419572
   Kansas City, MO 64141-6572

This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

Distributed by:
SunAmerica Capital Services, Inc.

[LOGO] AIG

INSAN-9/01